UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CONTEXTLOGIC HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2026
Dear Stockholders of ContextLogic Holdings Inc.:
It is my pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (“Annual Meeting” or “2026 Annual Meeting”) of ContextLogic Holdings Inc., to be held on Thursday, June 11, 2026 at 10 a.m. Pacific Daylight Time. Our Annual Meeting will be completely virtual. We believe a virtual annual meeting provides safe and expanded access, improves communication, enables increased stockholder attendance and participation, and provides cost savings. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/LOGC2026.
Details regarding the business to be conducted at our Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
On or around April 28, 2026, we expect to mail to our stockholders the proxy statement for our 2026 Annual Meeting of Stockholders (the “Proxy Statement”), a proxy card, and our Annual Report for the fiscal year ended December 31, 2025 (the “Annual Report”) (collectively the “proxy materials”). The Proxy Statement and proxy card will provide instructions on how to vote online or by telephone, and how to receive printed proxy materials by mail.
Whether or not you plan to virtually attend our Annual Meeting, your vote is important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or, by mail by following the instructions on your proxy card. If you virtually attend our Annual Meeting, you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.
On behalf of the Board of Directors, thank you for your continued interest in and support for ContextLogic Holdings Inc.
Sincerely,

Mark Ward
President and Director
2648 International Blvd., Ste 301
Oakland, CA 94601
www.contextlogic.com

ContextLogic Holdings Inc.
2648 International Blvd., Ste 301
Oakland, CA 94601

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 11, 2026
Dear Stockholders of ContextLogic Holdings Inc.:
You are cordially invited to attend the 2026 Annual Meeting (“Annual Meeting” or “2026 Annual Meeting”) of Stockholders of ContextLogic Holdings Inc., a Delaware corporation. The meeting will be held on Thursday, June 11, 2026, at 10 a.m. Pacific Daylight Time. Our Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/LOGC2026. At the Annual Meeting, our stockholders will be asked:
1.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to waive certain corporate opportunities (the “Corporate Opportunities Proposal”);
2.
To elect two Class I directors, Raja Bobbili and Mark Ward, to serve on our Board of Directors until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election Proposal”);

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification Proposal”);
4.	To approve, on an advisory basis, our named executive officer compensation for the year ended December 31, 2025, as disclosed herein (the “Compensation Proposal”);
5.	To approve, if necessary, the adjournment of the Annual Meeting to solicit additional proxies in favor of the Corporate Opportunities Proposal (the “Adjournment Proposal”); and
6.	To conduct any other business properly brought before the meeting.
The items of business listed above are more fully described in the Proxy Statement accompanying this Notice. The record date for the Annual Meeting is April 17, 2026 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the meeting or any adjournment thereof.
Regardless of the number of shares you own, your vote is important. Therefore, even if you currently plan to virtually attend the 2026 Annual Meeting, please vote or submit your proxy as soon as possible so that your shares can be voted at the 2026 Annual Meeting in accordance with your instructions. Both telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the proxy card. If you do virtually attend the 2026 Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.
Please read the attached Proxy Statement, as it contains important information you need to know to vote at our 2026 Annual Meeting.
By Order of the Board of Directors,

Oakland, California
April 28, 2026
You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”

ContextLogic Holdings Inc.
2648 International Blvd., Ste 301
Oakland, CA 94601

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 11, 2026
This Proxy Statement and proxy card are furnished in connection with the solicitation of proxies to be voted at the 2026 Annual Meeting of Stockholders (“Annual Meeting” or “2026 Annual Meeting”) of ContextLogic Holdings Inc. (sometimes referred to as “we,” “us,” “our,” the “Company,” or “ContextLogic”), which will be held virtually on Thursday, June 11, 2026, at 10 a.m. Pacific Daylight Time via live webcast by visiting www.virtualshareholdermeeting.com/LOGC2026.
On or around April 28, 2026, we began sending this Proxy Statement, the attached Notice of 2026 Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of this Proxy Statement, we are also sending, along with this Proxy Statement, our Annual Report, which includes our financial statements for the year ended December 31, 2025.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 11, 2026
This Proxy Statement, the Notice of 2026 Annual Meeting of Stockholders, our form proxy card and our Annual Report are available for viewing, printing and downloading at proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Financial Information” section of our Investor Relations website located at www.contextlogic.com. You may also obtain a printed copy of our Annual Report on Form 10-K, which includes our financial statements, free of charge, by sending a written request to corporatesecretary@contextlogic.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders i

CAUTIONARY STATEMENT CONCERING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance and include all statements that are not historical facts such as information concerning executive management transitions and integrations, the financial outlook of ContextLogic Holdings Inc. (the “Company”, “ContextLogic”, “we”, “our” or “us”), information concerning the acquisition of US Salt Holdings, LLC and subsidiaries (such entities taken together, comprising the salt production, manufacturing and distribution business of US Salt and its subsidiaries (“US Salt”)), information concerning the integration of US Salt into the Company’s operations, potential growth strategies and opportunities and ContextLogic’s continued listing on the OTC Markets. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “assumption,” “believes,” “continue,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends,” “goals,” “judgment,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those risks include those described in Part I, Item 1A. “Risk Factors” of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 5, 2026. The inclusion of forward-looking information should not be regarded as a representation by us, our management or any other person that the future plans, estimates, or expectations contemplated by us will be achieved. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this Proxy Statement.
In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject, including, but not limited to, statements regarding the acquisition of US Salt, the strategic alternatives considered by the Company’s Board of Directors (the “Board”), including the decisions taken thereto; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; competitive changes in the marketplace and other characterizations of future events or circumstances. These statements are based on information available to us as of the date of this Proxy Statement. While we believe such information provides a reasonable basis for these statements, such information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.
The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.
You should read our Annual Report on Form 10-K and the documents that we reference in our Annual Report on Form 10-K and have filed with the SEC as exhibits to our Annual Report on Form 10-K with the understanding that our actual future results, levels of activity, performance, and events and circumstances may be materially different from what we expect.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 1

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
These proxy materials are being provided because the Board of Directors is soliciting your proxy to vote at our 2026 Annual Meeting which will be held virtually on Thursday, June 11, 2026, at 10:00 a.m. Pacific Daylight Time via live webcast by visiting www.virtualshareholdermeeting.com/LOGC2026.
This Proxy Statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders and proxy card, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.
We have sent you this Proxy Statement, the Notice of 2026 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report because you owned shares of our common stock on the Record Date. We intend to commence distribution of these proxy materials to stockholders on or around April 28, 2026.
What is a virtual Annual Meeting?
The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe a virtual annual meeting provides safe and expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings. You can virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/LOGC2026, where you will be able to vote your shares and submit your questions during the meeting via the Internet. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.
We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may vote by internet, by telephone, or, by completing and mailing in your proxy card.
The Annual Meeting starts at 10:00 a.m. Pacific Daylight Time on Thursday, June 11, 2026. We encourage you to access the meeting website prior to the start time to allow for check in. If you encounter any difficulties with accessing the virtual meeting at any point, please call the technical support number that will be posted on the virtual meeting log-in page.
You do not need to register to virtually attend the Annual Meeting webcast. Follow the instructions on your proxy card to access the Annual Meeting.
If you wish to submit a question on the day of the Annual Meeting, you may log in to the virtual meeting platform at www.virtualshareholdermeeting.com/LOGC2026 and submit your question through the Q&A tab. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, or other matters not pertinent to Annual Meeting matters will not be answered.
What am I voting on?
As a stockholder, you are entitled and request to:
1.	approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to waive certain corporate opportunities (the “Corporate Opportunities Proposal”);
2.	approve the election of our Class I directors to serve until the 2029 Annual Meeting of Stockholders, who include Raja Bobbili and Mark Ward (the “Election Proposal”);
3.	approve the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Ratification Proposal”);
4.	approve, on an advisory basis, our named executive officer compensation for the year ended December 31, 2025, as disclosed herein (the “Compensation Proposal”); and
5.
approve the adjournment of the Annual Meeting to a later date, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve the Corporate Opportunities Proposal (the “Adjournment Proposal”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
2 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

How does the Board of Directors recommend I vote on these proposals?
ContextLogic’s Board of Directors unanimously (i) determined that the Corporate Opportunities Proposal as well as the Election Proposal, the Ratification Proposal, the Compensation Proposal, and the Adjournment Proposal, are fair to, advisable and in the best interests of, the Company and its stockholders, (ii) approved and declared advisable the Corporate Opportunities Proposal, the Election Proposal, the Ratification Proposal, the Compensation Proposal, and the Adjournment Proposal and the other transactions contemplated thereby, and (iii) determined to recommend, that the Company’s stockholders vote to approve the Corporate Opportunities Proposal, the Election Proposal, the Ratification Proposal, the Compensation Proposal, and the Adjournment Proposal.
The ContextLogic Board of Directors unanimously recommends that ContextLogic stockholders vote “FOR” the Corporate Opportunities Proposal, “FOR” the Election Proposal, “FOR” the Ratification Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we knew of no matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 17, 2026 will be entitled to vote at the Annual Meeting (the “Record Date”). On the Record Date, there were 45,730,540 shares of our common stock outstanding. Each holder of our common stock has the right to one vote for each share of common stock held as of the Record Date.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares, and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, then you are considered to be the beneficial owner of shares that are held in “street name” or a street name stockholder and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not virtually attend the Annual Meeting and vote electronically at the Annual Meeting unless you follow your broker’s procedures for voting. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”
How do I vote?
If on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone, or by mail as described below. Stockholders may also attend the virtual meeting and vote electronically. If you hold shares through a bank or broker, please refer to your proxy card, or other information forwarded by your bank or broker to see which voting options are available to you.
•
You may vote via the Internet at www.proxyvote.com by following the instructions for Internet voting on the proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 11, 2026. Easy-to-follow instructions are available to allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by telephone by dialing 800-690-6903 and following the instructions for voting by phone on the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 11, 2026. Easy-to-follow voice prompts are available to allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by mail by completing and mailing in the paper proxy card you received. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.

•	If you wish to vote electronically at the meeting, go to www.virtualshareholdermeeting.com/LOGC2026 using your unique control number included in the proxy materials mailed to you.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 3

What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “For” the Corporate Opportunities Proposal, “For” the Election Proposal, “For” the Ratification Proposal, “For” the Compensation Proposal, and “For” the Adjournment Proposal. However, if you are not a stockholder of record, and your shares are held instead through a broker, nominee, fiduciary, or other custodian, you must provide voting instructions to the stockholder of record of the shares in accordance with the stockholder of record’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card, or submit a proxy to ensure that all of your shares are voted.
What if I share an address with another stockholder of ContextLogic Holdings Inc.?
If you reside at the same address as another ContextLogic Holdings Inc. stockholder, you and other ContextLogic Holdings Inc. stockholders residing at the same address will receive a single copy of the proxy materials. If you wish to receive an additional, separate copy of the proxy materials, please make a written request to: ContextLogic Holdings Inc., 2648 International Blvd., Ste 301, Oakland, CA 94601, Attention: Corporate Counsel and Secretary. Upon your request, we will promptly deliver a separate copy to you. The Annual Report, Proxy Statement, and Notice of 2026 Annual Meeting to Stockholders are also available at www.proxyvote.com.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice indicating that you are revoking your proxy to the Secretary of the Company at 2648 International Blvd., Ste 301, Oakland, CA 94601.
•
You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/LOGC2026 and using your unique control number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board of Directors?
We will pay the entire cost of preparing and distributing the Notice of 2026 Annual Meeting to Stockholders and our proxy materials and soliciting votes. Proxies may be solicited, without any additional compensation, by our directors and employees.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us, and postings on our corporate website at www.contextlogic.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.
How are votes counted?
Votes will be counted by the Inspector of Elections appointed for the meeting, who will separately count “For” and “Against” votes, votes “Withheld,” abstentions, and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.
If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form
4 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. See below for more information regarding: “What are “broker non-votes”?” and “Which proposals are considered “routine” or “non-routine”?”
What are “broker non-votes”?
Banks, brokers or other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers or other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine.” Generally, a broker non-vote occurs on an item when (a) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares and (b) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
What proposals are considered “routine” or “non-routine”?
“Non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, election of directors (even if not contested), executive compensation (including any advisory shareholder vote on executive compensation) and certain corporate governance proposals, even if these proposals are supported by management. Any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-routine,” and therefore, brokers do not have discretion to vote your shares held in street name for the Election Proposal in the absence of instructions from you. We also believe that the Corporate Opportunities Proposal, Compensation Proposal and the Adjournment Proposal are each “non-routine” and therefore, if your shares are held through a broker, nominee, fiduciary, or other custodian, your broker does not have discretion to vote the shares with respect to those proposals and your shares will not be voted on those proposals unless you provide voting instructions to your broker.
Any abstentions will have the effect of votes “AGAINST” the Corporate Opportunities Proposal. The failure to vote will have the same effect as a vote “AGAINST” the Corporate Opportunities Proposal. Broker non-votes, if any, would have the same effect as a vote “AGAINST” the Corporate Opportunities Proposal.
We believe the Ratification Proposal is a “routine” proposal and thus your broker has discretion to vote the shares with respect to that proposal.
How many votes are needed to approve each proposal?
The following are the vote requirements for the approval of each proposal:
•
Corporate Opportunities Proposal: Approval of the Corporate Opportunities Proposal requires the affirmative vote of a majority of the issued and outstanding shares of ContextLogic common stock entitled to vote thereon. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum, and will have the same effect as a vote “AGAINST” this proposal.

•
Election Proposal: Directors are elected by a plurality of the votes cast with respect to such director. This means that, with respect to the Election Proposal, nominees receiving the most “For” votes will be elected. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes will be counted as present for purposes of determining the presence of a quorum, but are not considered votes cast on this proposal and will not have any effect on the election of directors, and therefore, have no effect on the outcome of the vote.

•
Ratification Proposal: To be approved, the Ratification Proposal must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal,

ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 5

and will therefore have no effect on the outcome of the vote. Broker non-votes will be counted as present for purposes of determining the presence of a quorum, but are not counted for any purpose in determining whether this matter has been approved, and therefore, have no effect on the outcome of the vote.
•
Compensation Proposal: To be approved, the Compensation Proposal must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes will be counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved, and therefore, have no effect on the outcome of the vote. However, the advisory approval of our named executive officer compensation for the year ended December 31, 2025 is advisory and non-binding in nature and cannot overrule any decisions made by our Board of Directors.

•
Adjournment Proposal: To be approved, the Adjournment Proposal must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes will be counted as present for purposes of determining the presence of a quorum, but are not counted for any purpose in determining whether this matter has been approved, and therefore, have no effect on the outcome of the vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if stockholders holding at least 1/3 of the voting power of the shares of common stock entitled to vote are present at the Annual Meeting in person or represented by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
How will my shares be voted if I mark “Abstain” on my proxy card?
We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
ContextLogic Holdings Inc.
2648 International Blvd., Ste 301
Oakland, CA 94601
Attention: Corporate Counsel and Secretary
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the end of the Annual Meeting.
6 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

When are stockholder proposals due for next year’s Annual Meeting?
If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must follow the guidelines outlined in SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company on or before December 29, 2026. If you wish to submit a proposal to be presented at the 2027 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your Solicitation Notice, as defined in our Bylaws, must be received by the Secretary of the Company at ContextLogic Holdings Inc., 2648 International Blvd., Ste 301, Oakland, CA 94601, Attention: Corporate Counsel and Secretary, no earlier than February 11, 2027, and no later than March 13, 2027, provided, however, that if the 2026 Annual Meeting of Stockholders is held before May 12, 2027 or after August 20, 2027, then your proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which notice or public announcement of the date of such meeting is first made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 7

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our directors and executive officers, and certain information about each of them as of April 17, 2026 are set forth below.

Name	Age	Position(s) at ContextLogic Holdings Inc.
Mark Ward	31	President and Director
Chad Chevalier	51	Interim Chief Financial Officer
Raja Bobbili	38	Director and Board Chairperson
David Abrams	65	Director
Michael Farlekas	60	Director
Marshall Heinberg	69	Director
Ted Goldthorpe	49	Director
Jennifer Chou	46	Director
Paul S. Levy	78	Director

Executive Officers
Mark Ward has served as our President beginning in December 2025, where he is responsible for execution of the Company’s strategy and oversight of all critical functions. Mr. Ward has served on our Board of Directors since March 2025. Mr. Ward is a Director at BC Partners, having first joined the team in November 2020. Prior to that, Mr. Ward worked in the Restructuring Group and as an investment banking analyst at Houlihan Lokey from July 2017 to October 2020. Mr. Ward graduated Summa cum Laude from the University of St. Thomas (Minnesota) with a B.S. in Business Economics. We believe Mr. Ward is qualified to serve as a member of our Board of Directors due to his experience in private equity and corporate restructurings.
Chad Chevalier became our Interim Chief Financial Officer in January 2026. Mr. Chevalier brings over 25 years of finance and accounting experience across advisory, corporate, and public accounting roles. Prior to joining the Company, he served as Accounting Advisory Managing Director at Ernst & Young from 2015 to 2025, where he worked with CFOs and CAOs on significant and complex matters including acquisitions, divestitures, and public company readiness. Previously, Mr. Chevalier served as Assistant Global Controller at Mead Johnson Nutrition from 2012 to 2015, leading the global controllership function and managing relationships with external auditors and the audit committee. Prior to that, he held the role of Director, Corporate Strategy / Finance Ops Accounting at Sara Lee Corporation from 2007 to 2012. Earlier in his career, Mr. Chevalier served as Director of External Reporting at ACCO Brands Corporation and spent nine years at KPMG LLP as Director in Transaction Services. Mr. Chevalier graduated from the University of Notre Dame with a Bachelor of Business Administration in Accounting and History. He is also a Certified Public Accountant.
Non-Employee Directors
Michael Farlekas has served on our Board of Directors since April 2024. Mr. Farlekas has served as the Chief Executive Officer of Onit, Inc., a provider of legal workflow software and solutions, since March 2024. Prior to serving in that role, he served as the Chief Executive Officer of E2open, LLC, a provider of cloud-based, on-demand supply chain and execution software, from May 2015 to October 2023. Prior to serving in that role, Mr. Farlekas held positions at Roadnet Technologies, Inc., a provider of fleet management software solutions for private fleets, from 2012 to 2014 and RedPrairie Corporation, a provider of warehouse management solutions from 2001 to 2012. Since, November 2024, Mr. Farlekas has served as the Executive Chairman of accessiBe, an AI-powered web accessibility software company. Mr. Farlekas graduated from Fairleigh Dickinson University with a B.S. in Mechanical Engineering and from Jacksonville University with an M.B.A. in International Business. We believe that Mr. Farlekas is qualified to serve as member of our Board due to his 20 years of experience in executive leadership for enterprise software companies.
Marshall Heinberg has served on our Board of Directors since April 2024. Mr. Heinberg is the founder and has served as the managing director of MAH Associates, LLC, a provider of strategic advisory and consulting services to companies evaluating financing and strategic alternatives, since 2012. He has also served as the chair of the board of directors of Custom Truck One Source, Inc., a leading “one-stop-shop” provider of specialty equipment serving
8 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

customers in the growing electric utility transmission and distribution, telecom, rail and infrastructure end-markets in North America, since April 2021 and as a director of Union Carbide Corporation, a subsidiary of Dow Inc, since July 2019. Previously, Mr. Heinberg served as the chair of the board of directors of PAE, Inc., an operational support services company, from February 2020 to February 2022 and on the boards of directors of Galmed Pharmaceuticals Ltd., a clinical-stage life sciences company, from October 2018 to June 2022 and ChannelAdvisor Corporation, an e-commerce company, from December 2019 to November 2022. Mr. Heinberg began his investment banking career in the corporate finance division of Oppenheimer & Co., Inc., an international bank, and served as head of the investment banking department and as a senior managing director of Oppenheimer & Co., Inc. from 2008 until 2012. Mr. Heinberg also served as the head of U.S. investment banking of CIBC World Markets, an international bank, from 2001 until 2008. Mr. Heinberg graduated from The Wharton School at the University of Pennsylvania with a B.S. in Economics and from Fordham University School of Law with a J.D. We believe that Mr. Heinberg is qualified to serve as a member of our Board due to his 35 years of extensive experience in capital markets as well as his business and financial experience in complex and related industries.
Ted Goldthorpe has served on our Board of Directors since March 2025. Mr. Goldthorpe is a Partner at BC Partners, where he leads BC Partners Credit, a platform that he co-founded in 2017. He has served as the Chief Executive Officer and director of BCP Investment Corporation (previously known as Portman Ridge Finance Corporation) and Mount Logan Capital Inc. since 2019 and 2018, respectively. Previously, Mr. Goldthorpe served as Chief Executive Officer and director of Logan Ridge Finance Corporation from 2021 until its merger with Portman Ridge Finance Corporation in July 2025. Previously, Mr. Goldthorpe was President at Apollo Investment Corporation, Chief Investment Officer of Apollo Investment Management, and Senior Portfolio Manager, U.S. Opportunistic Credit from February 2012 to August 2016. At Apollo, he was also a member of the Senior Management Committee and oversaw its US Opportunistic Credit platform. Prior to this, Mr. Goldthorpe was a Managing Director of the Special Situations Group at Goldman Sachs and ran the Bank Loan and Distressed Investing Desk from July 1999 to February 2012. Additionally, Mr. Goldthorpe has served as chair of the board of Runway Growth Finance since March 2025 and has served on the board of TPG RE Finance Trust, Inc. since October 2025.Mr. Goldthorpe previously served on the audit committee of the board of directors of Crescent Point Energy from 2021 to 2023, and on the compensation committee of the board of directors of KITS Eyecare from 2021 to 2024. Mr. Goldthorpe graduated from Queen’s University, Ontario with a B.A. in Commerce. We believe that Mr. Goldthorpe is qualified to serve as a member of our Board of Directors due to his 20 years of experience in private equity, investment management, and complex transactions.
Jennifer Chou has served on our Board of Directors since March 2025. Ms. Chou has over 20 years of experience in private equity, financial services and sales & trading. Ms. Chou is currently Co-Founder, President and Partner at Torch Key Asset Management (TKAM) where she oversees deal origination, capital raising, and operations. Previously, she was Senior Managing Director and Chief Strategy Officer of The Gores Group (“Gores”) where she led firm strategy and the development of new products and partnerships. Prior to joining Gores, Ms. Chou was a Director at Sterling Partners, a private equity firm based in Chicago from 2009 to 2010. Prior to Sterling Partners, Ms. Chou worked in capital markets at Lehman Brothers in New York during the summer of 2008. Ms. Chou began her career at Public Financial Management as an Associate in the Public Utilities Group from 2004 to 2007 and the Vanguard Group as a Trader from 2002 to 2004. Ms. Chou has served as a director of BCP Investment Corporation (previously known as Portman Ridge Finance Corporation) since May 2022 and as a director of Runway Growth Finance since March 2025. Ms. Chou previously served as a director of Logan Ridge Finance Corporation from May 2022 until its merger with Portman Ridge Finance Corporation in July 2025. Ms. Chou graduated from the University of Pennsylvania with a B.A. in Communications in Finance and received an M.B.A. from Northwestern University’s Kellogg School of Management. We believe Ms. Chou is qualified to serve as a member of our Board of Directors due to her 20 years of experience in private equity, financial services, sales and trading.
David Abrams has served on our Board of Directors since February 2026. Mr. Abrams founded Abrams Capital in 1999 and has been its Chief Executive Officer and Portfolio Manager since inception. Previously, Mr. Abrams was a senior investment professional with The Baupost Group of Boston, Massachusetts, for 10 years. Since March 2014, Mr. Abrams has served as a director of MIT Investment Management Company which oversees the investments of the Massachusetts Institute of Technology’s assets. Since April 2024, Mr. Abrams has served as a director and on the compensation committee of Loar Holdings, Inc., a manufacturer and supplier of specialized components for the aerospace and defense industries. Mr. Abrams graduated from the University of Pennsylvania with a B.A. in History. We believe Mr. Abrams is qualified to serve as a member of our Board of Directors due to his vast experience investing in a wide variety of businesses.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 9

Raja Bobbili has served on our Board of Directors as Chairperson since February 2026. Mr. Bobbili currently serves as a Managing Director at Abrams Capital, which he joined in January 2014. Since April 2024, Mr. Bobbili has served as a director and on the compensation committee of Loar Holdings, Inc., a manufacturer and supplier of specialized components for the aerospace and defense industries. He has extensive experience in financial matters, and a deep understanding of business and corporate strategy. Mr. Bobbili has served on various corporate and non-profit organization boards. Mr. Bobbili received his undergraduate degree from the Massachusetts Institute of Technology, and earned a J.D./M.B.A from Harvard University. Mr. Bobbili is qualified to serve as a member of our Board of Directors due to his extensive experience in corporate strategy and financial matters.
Paul S. Levy has served on our Board of Directors since March 2026. Mr. Levy is a Managing Director of JLL Partners, Inc., which he founded in 1988. Before founding JLL, Mr. Levy was a Managing Director at Drexel Burnham Lambert, where he was responsible for the firm’s restructuring and exchange offer business in New York. Previously, he was an attorney with Stroock & Stroock & Lavan LLP. Mr. Levy currently serves on the board of Loar Holdings Inc. (NYSE: LOAR), an acquisition-driven aerospace platform. He has also served on numerous public and private company boards, including as Chairman of Builders FirstSource, Inc. (NYSE: BLDR), bringing deep experience in scaling companies and overseeing complex acquisitions. Mr. Levy received his B.A. from Lehigh University, where he graduated summa cum laude and Phi Beta Kappa. He earned his J.D. from the University of Pennsylvania Law School, and a certificate from the Institut des Science Politiques in Paris, France. Mr. Levy is qualified to serve as a member of our Board of Directors due to his vast experience overseeing complex acquisitions and years of board service.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Changes to Management and our Board of Directors as a Result of the US Salt Acquisition
As disclosed in our Current Reports on Form 8-K filed with the SEC on December 8, 2025, December 10, 2025, and February 26, 2026, the Company entered into a Purchase Agreement to acquire US Salt. Our management and Board of Directors changed in connection with the announcement of the acquisition, and upon completion of the US Salt Acquisition on February 26, 2026:
•	Effective December 7, 2025, Rishi Bajaj resigned as Chief Executive Officer and Director, and Michael Scarola resigned as Chief Financial Officer;
•	Effective December 7, 2025, Mark Ward was appointed to serve as our President and resigned from all committee assignments, and Michael Farlekas joined the Audit Committee;
•	Effective February 26, 2026, Raja Bobbili (Class I) and David Abrams (Class III) were appointed to our Board of Directors with Mr. Bobbili replacing Ted Goldthorpe as Chairperson;
•	Effective March 9, 2026, the composition of the Compensation Committee was revised to include Michael Farlekas, Ted Goldthorpe, and Raja Bobbili serving as Chair; and
•	Effective March 9, 2026, the composition of the Nominating and Corporate Governance Committee was revised to include David Abrams, Jennifer Chou, and Ted Goldthorpe serving as Chair.
10 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Corporate Governance and Board Matters
Director Independence
Management and outside counsel have reviewed the directors’ responses to a questionnaire asking about their transactions, relationships, and arrangements with us (and those of their immediate family members), and other potential conflicts of interest. Other than as set forth in this Proxy Statement, these questionnaires did not disclose any transactions, relationships, or arrangements that question or compromise the independence of our directors or director nominees. After reviewing this information, our Board of Directors affirmatively determined that each of our current non-employee directors is an independent director. We have also determined that each of the current directors, other than Mark Ward, our President, who was independent until the announcement of the US Salt Acquisition, and each of the former Directors, is or was, an independent director during their term of service. The independent members of our Board of Directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.
Information Regarding the Board of Directors and its Committees
Our independent directors meet in regularly scheduled executive sessions at which only then independent directors are present. During fiscal year 2025, our Board held twelve (12) meetings and there were five (5) Audit Committee meetings, seven (7) Compensation Committee meetings, and six (6) Nominating and Corporate Governance Committee meetings.
The following table provides current membership information for each of our Board committees:

Name	Independent	Audit	Compensation	Nominating and Corporate Governance	Investment Committee	US Salt Business Oversight Committee
Mark Ward(1)
Raja Bobbili(2)
Michael Farlekas
Marshall Heinberg
Ted Goldthorpe(3)
David Abrams(4)
Jennifer Chou(5)
Paul S. Levy(6)

Committee Chair
(1)
Mr. Ward was appointed to the Board of Directors and the Compensation and Nominating and Corporate Governance Committees in March 2025, and to the Audit Committee in April 2025. Mr. Ward was appointed as the Company’s President in December 2025 and resigned from the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee in December 2025.

(2)	Mr. Bobbili was appointed to the Board of Directors and was named Chairman in February 2026. Mr. Bobbili was appointed to the Compensation Committee and named Chair in March 2026.
(3)
Mr. Goldthorpe was appointed to the Board of Directors and the Compensation and Nominating and Corporate Governance Committees in March 2025. Mr. Goldthorpe was named Chairperson in March 2025, and served as Chairperson until Mr. Bobbili’s appointment as Chairperson in February 2026.

(4)	Mr. Abrams was appointed to the Board of Directors in February 2026 and to the Nominating and Corporate Governance Committee in March 2026.
(5)
Ms. Chou was appointed to the Board of Directors and the Audit and Compensation Committees in March 2025. Ms. Chou was named Audit Committee Chair in April 2025. Ms. Chou resigned from the Compensation Committee and was appointed to the Nominating and Corporate Governance Committee in March 2026.

(6)	Mr. Levy was appointed to the Board of Directors and the Audit Committee in March 2026.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 11

Below is a description of each Committee of the Board of Directors. The Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees meets the applicable rules and regulations regarding “independence” and also that each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Company matters.
Audit Committee
As of March 2026, the members of our Audit Committee are Ms. Chou and Messrs. Heinberg, Farlekas, and Levy. Ms. Chou was named Audit Committee Chair in April 2025. Mr. Levy was appointed to the Audit Committee in March 2026. Each member of the Audit Committee can read and understand fundamental financial statements. Each is independent under the rules and regulations of the SEC applicable to audit committee members. Ms. Chou chairs the Audit Committee. Our Board of Directors determined that Messrs. Heinberg, Farlekas, and Levy and Ms Chou each qualify as an audit committee financial expert within the meaning of SEC regulations.
Our Audit Committee assists our Board of Directors’ oversight of the quality and integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of our independent registered public accounting firm; the effectiveness of our internal controls over financial reporting; risk assessment and risk management, and our cyber, data governance, and privacy programs. Among other matters, our Audit Committee’s responsibilities include:
•
Reviewing and discussing with our management and independent registered public accounting firm our financial reporting processes and the design, implementation, and maintenance of our internal controls, including the adequacy and effectiveness of those controls and procedures;

•	Discussing with our management and independent registered public accounting firm the scope of the annual audit and the results of the annual audit and quarterly reviews of our financial statements;
•	Appointing, retaining, compensating, and overseeing the work of our independent registered public accounting firm;
•	Reviewing the Company’s major risk exposures, including financial, operational, legal, regulatory, infrastructure, business continuity, security, data privacy, reputational, and cybersecurity risks.
•	Approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	Reviewing and evaluating the lead audit partner of the independent registered public accounting firm;
•	Reviewing annual reports from the independent registered public accounting firm describing its internal quality-control procedures;
•	Reviewing critical accounting policies and practices;
•	Reviewing and overseeing all related person transactions in accordance with our policies and procedures;
•	Reviewing and approving our Code of Conduct and Ethics and our compliance with anti-corruption and anti-bribery laws; and
•
Establishing procedures for the receipt, retention, investigation, and treatment of any complaints regarding questionable accounting, internal accounting controls, or auditing matters, and potential violations of our Code of Conduct and Ethics as well as ensuring the ability of employees to make confidential, anonymous submissions regarding such concerns.

To fulfill the above obligations, our Audit Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit function for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures, and applicable laws and regulations; and the Company’s independent registered public accounting firm for unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls over financial reporting. The members of the Audit Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.
12 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Our Audit Committee charter can be found on the “Corporate Governance” section of our investor relations website at www.contextlogic.com.
Compensation Committee
The members of our Compensation Committee are Messrs. Bobbili, Farlekas, and Goldthorpe. Mr. Bobbili serves as chair of our Compensation Committee. Each member of our Compensation Committee is: (i) independent under the rules and regulations of the SEC applicable to Compensation Committee members; (ii) a “non-employee director,” as defined in Rule 16b-3 adopted under Section 16 of the Exchange Act; and (iii) an “outside director” under Regulation Section 1.162-27 adopted under Section 162(m) of the Internal Revenue Code of 1986, as amended.
Our Compensation Committee assists the Board of Directors with its oversight of the compensation of our executive officers and directors, and administers compensation and incentive plans for employees and other service providers. Among other matters, our Compensation Committee’s responsibilities include:
•	Reviewing, determining, and approving all compensation to be paid or awarded to all executive officers;
•	Reviewing and recommending to the Board corporate performance goals and objectives relevant to executive compensation;
•	Overseeing annual succession and leadership development planning for the CEO and management’s succession and leadership development plans for other executive officers and key employees;
•	Administering and overseeing our equity incentive plans;
•	Overseeing compliance with legal and regulatory requirements associated with compensation of our executive officers, other employees, and non-employee directors;
•	Managing the risks associated with compensation policies and programs, including an annual review of our risk management processes related to compensation programs; and
•
Reviewing annually our overall compensation philosophy and strategy, including base salary, incentive compensation, and equity-based awards, including whether they promote stockholder interests and support our strategic objectives.

Our Compensation Committee charter can be found on our investor relations website at www.contextlogic.com. Our Compensation Committee held seven (7) meetings and acted by written consent two (2) times during 2025. The Compensation Committee may establish and delegate authority to one or more subcommittees consisting of one or more of its members to carry out its responsibilities.
Mr. Bajaj, our former Chief Executive Officer, did not participate in the determination of his own compensation or the compensation of directors when he was serving as Chief Executive Officer, but made recommendations to our Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees.
Mr. Ward, our current President, does not participate in the determination of his own compensation or the compensation of directors. However, Mr. Ward makes recommendations to our Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and Mr. Ward participates in our Compensation Committee’s deliberations about their compensation. Other than our Interim Chief Financial Officer, Chad Chevalier, who does not participate in the determination of his own respective compensation, no other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Mr. Abrams, Ms. Chou and Mr. Goldthorpe. Mr. Goldthorpe serves as chair of the Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is independent.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 13

Our Nominating and Corporate Governance Committee assists our Board of Directors with its oversight of and identification of individuals qualified to become members of our Board, consistent with criteria approved by our Board, and selects, or recommends that our Board selects, director nominees, develops and recommends to our Board a set of corporate governance guidelines, and oversees the evaluation of our Board. Among other matters, our Nominating and Corporate Governance Committee’s responsibilities include:
•	Overseeing the Board evaluation process, including conducting periodic evaluations, and reviewing the composition and size of the Board;
•	Developing the criteria for Board membership and establishing procedures for the submission of director nominees to the Board;
•	Reviewing the effectiveness of our Corporate Governance Guidelines and recommending proposed changes to the Board, including a review of the Board’s leadership structure; and
•	Developing recommendations for continuing education programs for directors and overseeing any programs relating to corporate responsibility.
•	Reviewing proposed changes to the Company’s certificate of incorporation and bylaws and making recommendations to the Board;
•	Reviewing stockholder proposals relating to corporate governance and other matters and recommending to the Board the Company’s response to such proposals;
•	Overseeing the management of risks associated with director independence, conflicts of interest, board composition and organization, and director succession planning
•
Reviewing actual and potential conflicts of interest, including potential takings of corporate opportunities by insiders, Board members, and corporate officers, other than related party transactions reviewed by the Audit Committee, and approving or prohibiting any involvement of such persons in matters that may involve a conflict of interest or the taking of a corporate opportunity;

•	Reviewing proposed changes to the Company’s certificate of incorporation and bylaws and making recommendations to the Board;
Our Nominating and Corporate Governance Committee charter can be found on our investor relations website at www.contextlogic.com. The Nominating and Corporate Governance Committee held six (6) meetings and acted by written consent two (2) times during 2025.
Our Nominating and Corporate Governance Committee believes that the minimum qualifications and skills that candidates for director should possess include: (i) the highest professional and personal ethics and values, (ii) a commitment to enhancing stockholder value, and (iii) sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business and technology, (iii) financial expertise, (iv) diversity, and (v) local and community ties. Notwithstanding the foregoing, our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.
Under our Corporate Governance Guidelines, diversity is one of several critical factors considered by the Nominating and Corporate Governance Committee when evaluating the composition of our Board of Directors, amongst other selection criteria. We consider various diversity factors when considering director candidates, including race, ethnicity, gender, age, professional experience, national origin, and geography. We believe each director contributes to our Board’s overall diversity by providing a variety of perspectives based on distinct personal and professional experiences and backgrounds.
We are committed to enhancing the diversity of our Board of Directors and in furtherance of this, the Nominating and Corporate Governance Committee will conduct annual self-evaluations to assess its performance and effectiveness, which we expect will include its consideration of diversity and other selection criteria.
Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by our Board or the Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by our
14 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Nominating and Corporate Governance Committee, the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation.
Investment Committee
The members of our Investment Committee are Messrs. Goldthorpe, Abrams, Bobbili, and Ward. Mr. Goldthorpe serves as the chair of the Investment Committee. Each member of our Investment Committee is independent, except Mr. Ward.
Our Investment Committee assists our Board of Directors with its oversight of strategic transactions, financings, and other capital allocation determinations of the Company and its direct and indirect subsidiaries (collectively, the “Company Group”). Among other matters, our Investment Committee’s responsibilities include:
•
Reviewing, evaluating, and approving or recommending to the Board for approval, as determined by the Committee in its discretion any material acquisition, disposition, or other strategic transaction by any member of the Company Group;

•
Reviewing, evaluating, and approving or recommending to the Board for approval, as determined by the Committee in its discretion any material equity or debt financing of any member of the Company Group; and

•
Reviewing, evaluating, and approving or recommending to the Board for approval, as determined by the Committee in its discretion any equity repurchase, dividend, or distribution by any member of the Company Group, other than any such repurchases, dividends, or distributions by and among wholly-owned direct and indirect subsidiaries of the Company.

Our Investment Committee charter can be found on our investor relations website at www.contextlogic.com.
US Salt Business Oversight Committee
The members of our US Salt Business Oversight Committee are Messrs. Bobbili and Ward. Mr. Bobbili serves as the chair of the US Salt Business Oversight Committee. Each member of our US Salt Business Oversight Committee is independent, except Mr. Ward.
Our US Salt Business Oversight Committee assists our Board of Directors with its oversight of US Salt Parent Holdings, LLC and its direct and indirect subsidiaries (collectively, “US Salt”). Among other matters, our US Salt Business Oversight Committee’s responsibilities include:
•
Oversee US Salt, including reviewing and approving (i) the US Salt business plan and annual budget, and any material deviations therefrom and (ii) any corporate governance and corporate responsibility matters regarding US Salt;

•	Periodically evaluate the Chief Executive Officer of US Salt (“US Salt CEO”), and annually review, determine, and approve all compensation to be paid or awarded to the US Salt CEO;
•	Determine any removal or replacement of the US Salt CEO;
•	Review, evaluate, and determine the hiring of any candidates for filling any vacancy in the role of US Salt CEO;
•	Review, evaluate, and recommend to the Board any proposed material acquisitions, dispositions, or other strategic transactions or financings by US Salt;
•
Review any actual and potential conflicts of interest with respect to US Salt, including potential taking of “corporate opportunities” by insiders, directors, or corporate officers, other than related party transactions that are reviewed by the audit committee of the Board, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or the taking of a corporate opportunity; and

•	Regularly, and at least annually, update the Board regarding US Salt and the US Salt Business Oversight Committee’s activities and recommendations.
Our US Salt Business Oversight Committee charter can be found on our investor relations website at www.contextlogic.com.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 15

Compensation Committee Interlocks and Insider Participation
Each of Messrs. Farlekas, Parisi, Ward, and Goldthorpe and Mses. LaPuma and Chou served on our Compensation Committee during 2025. None of the members of our Compensation Committee during the 2025 fiscal year (or at any other time) simultaneously served as an officer or employee of the Company. No interlocking relationship currently exists, or existed during the 2025 fiscal year, between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.
Board Leadership Structure
Our Board of Directors represents our stockholders and the Board’s primary purpose is to build long-term stockholder value. Our Board of Directors also believes it is important to determine a board leadership structure that ensures the independent oversight of management as our Company continues to grow. Under our Corporate Governance Guidelines, our Board of Directors is not required to separate the offices of the chairperson and the chief executive officer but may do so if it deems it advisable and in the best interests of the Company and its stockholders. Currently, the offices of chairperson and chief executive officer are separate. Mr. Ward has served as President since December 2025. In February 2026, our Board of Directors appointed Mr. Bobbili as Board Chairperson due to his extensive experience in financial matters and deep understanding of business and corporate strategy.
We currently believe this structure of a separate Chairperson and Chief Executive Officer results in an effective balancing of responsibilities and is the optimal structure for overseeing the strategic direction and leadership of the Company while also ensuring effective communication among Board members.
Risk Oversight Management
Our Board of Directors provides risk oversight for the Company by receiving management presentations, including risk assessments, from all functional areas of the Company, and discussing these assessments with management. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cyber security, strategic, data privacy, and reputational risk. Our Board of Directors administers its oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. Our Board of Directors has delegated responsibility related to certain risks to the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures, and the steps needed or taken to monitor and control such exposures. The Nominating and Corporate Governance Committee has primary responsibility to oversee risks related to Board structure and composition, and corporate governance. Our Compensation Committee oversees risks related to our compensation programs, and discusses with management its annual assessment of employee compensation policies and programs. Based upon this review, our Compensation Committee believes that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future. Specifically, we believe that the elements of our compensation program do not encourage unnecessary or excessive risk taking.
Stockholder Communications with our Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, care of the Corporate Counsel and Secretary by mail to our principal executive offices, Attention: Corporate Counsel and Secretary. The front of the envelope should indicate that it contains stockholder communication. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to: (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals, (ii) stockholder notices pursuant to Exchange Act Rule 14a-19 and communications made in connection with such notices, or (iii) service of process or any other notice in a legal proceeding.
16 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Meetings of the Board of Directors
Our Board of Directors met twelve (12) times during 2025. Each member of our Board of Directors attended at least 75% of the aggregate of the meetings of our Board of Directors and of the Committees on which he or she served, held during the period for which such member was a Director or Committee Member. Members of our Board of Directors also consulted informally with management from time to time and our Board of Directors acted by written consent nine (9) times during 2025. While we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, all directors are encouraged to attend our 2026 Annual Meeting of Stockholders. At our 2025 Annual Meeting of Stockholders, only our then CEO and Director, Rishi Bajaj, attended the meeting.
Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines to ensure that our Board of Directors has the necessary practices in place to review and evaluate ContextLogic Holdings Inc.’s business operations and long-term strategy. The corporate governance guidelines set forth the practices our Board of Directors follows with respect to board and corporate governance, including board leadership, evaluating management’s performance and compensation, formulating company strategy, overseeing risk management and legal and ethical compliance, and managing potential conflicts of interest, among other responsibilities. The corporate governance guidelines, as well as the charters for each committee of our board of directors, are posted on our website.
Corporate Responsibility
We are committed to creating and maintaining a workplace free from discrimination or harassment on the basis of race, color, citizenship, religion, creed, national origin, ancestry, gender, sexual orientation, age, marital status, veteran status, disability, medical condition, or any other status protected by applicable law. Our global employment policies and compliance trainings prohibit such discrimination and harassment. Our management team and employees are also expected to exhibit and promote honest, ethical, and respectful conduct in the workplace. Moreover, we believe our values-based culture is a critical component to our success and our employees are critical to the success of our Company. We strive to create a supportive environment, where employees can contribute, learn, and grow in their careers. Our Company also prioritizes employee development and training, which we believe has a direct impact on employee growth, engagement, and retention. Additionally, we support the well-being of our employees by providing wellness benefits to support their overall health and ongoing well-being.
Code of Conduct and Ethics
Our Board of Directors has adopted a Code of Conduct and Ethics, which applies to all of our employees, officers, including our principal executive officer, principal financial officer, and principal accounting officer, and directors. We also expect our contractors, consultants, suppliers, agents, and other third parties to follow our Code of Conduct and Ethics in connection with their work for us. The full text of our Code of Conduct and Ethics is posted on investor relations website at www.contextlogic.com. We intend to disclose future amendments to, or waivers, of our Code of Conduct and Ethics to the extent required by SEC regulations, at the same location on our website identified above and in public filings. Our Code of Conduct and Ethics represents our commitment to business integrity. The purpose of our Code of Conduct and Ethics is to promote compliance with applicable laws, regulations, and company policies; address common ethical situations we could encounter in our business; promote integrity and the highest standards of ethical conduct; and avoid the appearance of impropriety in connection with our business activities.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026 for:
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, based on information from Company records and filings with the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us and filings with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they each beneficially own, subject to applicable community property laws.
We have based our calculation of the percentage of beneficial ownership on 45,673,839 shares of our common stock outstanding as of March 31, 2026. In cases of holders who are not directors, director nominees and named executive officers, Schedules 13G or 13D filed with the SEC (and, consequently, ownership reflected here) may reflect holdings as of a date prior to March 31, 2026.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is 2648 International Blvd., Ste 301, Oakland, CA 94601.

Name of Beneficial Owner	Shares Beneficially Owned	Ownership %
> 5% Stockholders:
Abrams Capital Management, L.P. and affiliates(1)	18,269,534	40.0
Directors and Named Executive Officers:
Mark Ward(2)	—	—
Rishi Bajaj(3)	51,134	*
Michael Farlekas(4)	111,260	*
Marshall Heinberg(5)	134,806	*
Ted Goldthorpe(6)	—	—
Jennifer Chou(7)	56,701	*
Paul S. Levy(8)	500,065	1.1
David Abrams(1)(9)	18,269,534	40.0
Raja Bobbili(10)	350,000	*
Michael Scarola(11)	15,145	*
Brett Just(12)	29,349	*
All current executive officers and directors as a group (9 persons)	19,422,366	42.47

*	Less than one percent.
(1)
Shares reported herein include shares deemed to be beneficially owned by (i) Abrams Capital Partners I, L.P. (“ACPI”), Abrams Capital Partners II, L.P. (“ACP II”), Riva Capital Partners V, L.P. (“Riva V”) and Riva Capital Partners VI, L.P. (“Riva VI”); (ii) Abrams Capital, LLC (“AC LLC”) that are held for the account of ACPI and ACPII, for which AC LLC serves as general partner; (iii) Riva Capital Management V, LLC (“RCM V”) that are held for the account of Riva V for which RCM V serves as general partner and (iv) Riva Capital Management VI, LLC (“RCM VI”; together with AC LLC and RCM V, the “GP Entities”) that are held for the account of Riva VI for which RCM VI serves as general partner Furthermore, shares reported herein also include shares deemed to be beneficially owned by Abrams Capital Management, L.P. (the “LP”) and Abrams Capital Management, LLC (the “LLC”). The LP serves as investment manager for ACP I, ACP II, Riva V and Riva VI. The LLC is the general partner of the LP. David Abrams is the managing member of the GP Entities and the LLC and, as such, may be deemed to beneficially own shares that are beneficially owned by the GP Entities and/or the LLC. The principal business address of these entities is 222 Berkeley Street, 21st Floor, Boston, MA 02116.

(2)	Mr. Ward does not have any restricted stock units subject to vesting conditions within 60 days of March 31, 2026.
(3)	Mr. Bajaj holds 51,134 restricted stock units which have vested as of March 31, 2026.
(4)
Mr. Farlekas holds 111,260 restricted stock units which have vested as of March 31, 2026 and 19,206 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of March 31, 2026.

18 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

(5)
Mr. Heinberg holds 134,806 restricted stock units which have vested as of March 31, 2026 and 19,206 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of March 31, 2026.

(6)	Mr. Goldthorpe does not have any restricted stock units subject to vest within 60 days of March 31, 2026.
(7)
Ms. Chou holds 56,701 restricted stock units which have vested as of March 31, 2026 and 19,206 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of March 31, 2026.

(8)	Mr. Levy indirectly holds 500,065 shares of common stock as of March 31, 2026.
(9)	Mr. Abrams does not have any restricted stock units subject to vesting conditions within 60 days of March 31, 2026. See footnote 1.
(10)	Mr. Bobbili indirectly holds 350,000 shares in an estate planning vehicle. Mr. Bobbili’s holdings do not include shares held by the Abrams Funds. See footnote 1.
(11)	Mr. Scarola holds 15,145 restricted stock units which have vested as of March 31, 2026.
(12)	Mr. Just holds 29,349 restricted stock units which have vested as of March 31, 2026.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and greater than ten percent (10%) beneficial owners of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.
To the best of our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the 2025 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were complied with, and there were no delinquent reports. The Company files Section 16 reports on behalf of the Company’s directors and executive officers.
20 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
As provided by our Audit Committee charter, our Audit Committee has the primary responsibility for the review, approval, and oversight of any related party transaction. A related party includes our directors, executive officers, beneficial owners of more than 5% of our voting securities, or any member of the immediate family or person sharing the household with the foregoing persons. A related party transaction is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related party had, has, or will have a direct or indirect material interest. Under our Related Party Transaction Policy, our management is required to submit any related party transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee takes into account all of the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. Our Audit Committee will approve only those transactions that, as determined by our Audit Committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.
Related Party Transactions
Other than the compensation arrangements with directors and current or former executive officers described elsewhere in this proxy statement or as described below, since January 1, 2025, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount exceeds, or would exceed, the lower of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any related party had or will have a direct or indirect material interest. We believe the terms of the transactions described below were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
US Salt Acquisition
Purchase Agreement
We entered into a Purchase Agreement on December 8, 2025 (as amended, the “Purchase Agreement”) with ContextLogic LLC (“CLI LLC”), ContextLogic Holdings, LLC (“Holdings” and together with ContextLogic and CLI LLC, the “Buyer Parties”), Salt Management Aggregator, LLC, a Delaware limited liability company (the “Management Aggregator”), Emerald Lake Pearl Acquisition GP, L.P., a Delaware limited partnership (“Emerald GP”), Emerald Lake Pearl Acquisition-A, L.P., a Delaware limited partnership (“Blocker Seller”), Emerald Lake Pearl Acquisition Blocker, LLC, a Delaware limited liability company (“Blocker”), Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership (solely in its capacity as a Seller Party, “Emerald Fund” and, together with Emerald GP and Blocker Seller, the “Emerald Investors”), ACP I, ACP II, Riva V, and Riva VI (collectively, the “Abrams Investors”), the investors set forth on Schedule II to the Purchase Agreement (the “Management Investors” and, together with the Emerald Investors and the Abrams Investors, collectively, the “Seller Parties”), US Salt, Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership, solely in its capacity as the Sellers Representative pursuant to the Purchase Agreement (the “Sellers Representative”), and, solely for the purposes of Section 7.16 to the Purchase Agreement and, as it relates thereto, Article XV of the Purchase Agreement, BCP. Mark Ward, our president and a member of our Board of Directors, serves as a Director at BC Partners. Raja Bobbili, Chairperson of our Board of Directors, servers as a Managing Director and Investment Analyst at Abrams Capital. David Abrams, a member of our Board of Directors, serves as Chief Executive Officer and Portfolio Manager of Abrams Capital. Ted Goldthorpe, a member of our Board of Directors, serves as a Partner at BC Partners. Capitalized terms used in this section discussing the Purchase Agreement, but not herein defined shall have the respective meanings set forth in the Purchase Agreement.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 21

Holdings acquired US Salt for an aggregate purchase price of approximately $908 million subject to customary adjustments, including for cash, debt, and net working capital, which was comprised of approximately $583 million in cash consideration (including, among other sources, the use of approximately $213 million in net borrowing proceeds from the Initial Term Loans and approximately $115 million in proceeds from the Rights Offering and Backstop Agreements) and approximately $325 million in equity rollover consideration. At the closing, $3 million in cash was placed into the Escrow Fund to satisfy the escrow obligations set forth under the Purchase Agreement and the escrow agreement.
The Backstop Agreements
Simultaneously with entering into and as contemplated by the Purchase Agreement, Holdings entered into a backstop agreement with BCP (such agreement, the “BCP Backstop Agreement”) and ContextLogic entered into backstop agreements with Abrams Capital (the “Abrams Backstop Agreements” and, together with the BCP Backstop Agreement, the “Backstop Agreements”). Under the respective Backstop Agreements, in the event the Rights Offering (as defined below) was not fully subscribed at the expiration of the Rights Offering period, (i) BCP was obligated to purchase the Preferred Units from Holdings at a price of $8.00 per Preferred Unit (the “Per Unit Subscription Price”) for an aggregate amount not to exceed $92 million (the “BCP Cap”) and (ii) each of ACP I and ACP II was obligated to purchase shares of ContextLogic common stock from ContextLogic at a price of $8.00 per share (the “Per Share Subscription Price”), for an aggregate amount not to exceed (a) $2 million for ACP I (the “ACP I Cap”) and (b) $21 million for ACP II (the “ACP II Cap” and, together with the BCP Cap and the ACP I Cap, each a “Cap”). For the avoidance of doubt, in no event will the purchase price under the respective backstops exceed the BCP Cap, ACP I Cap, or ACP II Cap, as applicable.
Subject to the expiration of the Rights Offering period and the terms and conditions of the Rights Offering, which were customary and subject to the prior written approval of each of BCP, ACP I and ACP II:
•
BCP purchased, and Holdings issued and sold to BCP, approximately 11,156 thousand Preferred Units equal to the quotient of (A) (i) the product of 80% multiplied by (ii) the difference between (x) the Rights Offering Amount, minus (y) the dollar amount of proceeds from the Rights Offering actually received by ContextLogic prior to (and that remain available to ContextLogic at) or immediately prior to the closing of the Transactions (such product, the “BCP Purchase Price”) divided by (B) the Per Unit Subscription Price, for an amount in cash equal to the BCP Purchase Price;

•
ACP I purchased, and ContextLogic issued and sold to ACP I, approximately 190 thousand shares of ContextLogic common stock equal to the quotient of (A) (i) the product of 1.366% multiplied by (ii) the difference between (x) the Rights Offering Amount, minus (y) the dollar amount of proceeds from the Rights Offering actually received by ContextLogic prior to (and that remain available to ContextLogic at) or immediately prior to the closing of the Transactions (such product, the “ACP I Purchase Price”) divided by (B) the Per Share Subscription Price, for an amount in cash equal to the ACP I Purchase Price; and

•
ACP II purchased, and ContextLogic issued and sold to ACP II, approximately 2,599 thousand shares of ContextLogic common stock equal to the quotient of (A) (i) the product of 18.634% multiplied by (ii) the difference between (x) the Rights Offering Amount, minus (y) the dollar amount of proceeds from the Rights Offering actually received by ContextLogic prior to (and that remain available to ContextLogic at) or immediately prior to the closing of the Transactions (such product, the “ACP II Purchase Price”) divided by (B) the Per Share Subscription Price, for an amount in cash equal to the ACP II Purchase Price.

Registration Rights Agreement
As contemplated by the Purchase Agreement, on the Closing Date, ContextLogic and certain of the Rollover Sellers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which each signatory to the Registration Rights Agreement listed as Lead Investor (a “Lead Investor”) shall have the right to make a written request to ContextLogic for registration under the Securities Act of 1933, as amended (the “Securities Act”) of the offer and sale to the public of any Registrable Securities pursuant to a Registration Statement (such request, a “Demand Registration Request”) of all or part of the Registrable Securities held by such Lead Investor which would reasonably be expected to result in gross proceeds of at least $15 million and ContextLogic will agree to file a Registration Statement with the SEC within thirty (30) days of receipt of the Demand Registration Request (or, if such 30-day period falls in a Company Blackout Period (as defined below),
22 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

within five (5) Business Days from the end of such Company Blackout Period) and use its reasonable best efforts to cause such Registration Statement to be promptly declared effective under the Securities Act. No more than two (2) Business Days after receiving a Demand Registration Request, ContextLogic shall deliver a written notice (a “Demand Notice”) of such Demand Registration Request to all the Lead Investors and each signatory to the Registration Rights Agreement listed as other investors who then hold Registrable Securities under the Registration Rights Agreement (collectively, the “Holders”), offering them the opportunity to include their Registrable Securities in the Demand Registration. Subject to Section 3.1.7 of the Registration Rights Agreement, ContextLogic shall include in the Demand Registration all such Registrable Securities with respect to which ContextLogic has received written requests for inclusion therein within three (3) Business Days after the date that the Demand Notice was delivered. ContextLogic shall use its reasonable best efforts to cause the Demand Registration Statement to become effective and remain effective for not less than one hundred eighty (180) days, subject to certain conditions in the Registration Rights Agreement.
Shelf Registration
Additionally, pursuant to the Registration Rights Agreement, upon the written request of any of the Lead Investors (such request, a “Shelf Registration Request”), ContextLogic will be required to promptly file a shelf Registration Statement (as defined in the Registration Rights Agreement) with the SEC pursuant to Rule 415 under the Securities Act relating to the offer and sale of Registrable Securities by any Holders thereof and shall use reasonable best efforts to cause such Shelf Registration Statement to promptly become effective under the Securities Act (such Registration pursuant to a Shelf Registration Request, a “Shelf Registration”). No more than two (2) Business Days after receiving a Shelf Registration Request, ContextLogic shall deliver a written notice (a “Shelf Registration Notice”) of any such request to all other Holders, which shall specify, if applicable, the amount of Registrable Securities to be registered and shall offer each such Holder the opportunity to include their Registrable Securities in the Shelf Registration. ContextLogic shall include in such Shelf Registration all such Registrable Securities with respect to which ContextLogic has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Registration Notice has been delivered. ContextLogic shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus (as defined below) forming part of the Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the Securities Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); and (ii) the date as of which no Holder holds Registrable Securities.
Shelf Takedown
At any time ContextLogic has an effective Shelf Registration Statement with respect to a Holder’s Registrable Securities, any of the Lead Investors may make a written request (a “Shelf Takedown Request”) to ContextLogic to effect a Public Offering (as defined in the Registration Rights Agreement), including an Underwritten Shelf Takedown (as defined in the Registration Rights Agreement), of all or a portion of such Holder’s Registrable Securities that may be registered. No more than two (2) Business Days after receiving a Shelf Takedown Request (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) for any Underwritten Shelf Takedown, ContextLogic shall deliver a notice (a “Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. ContextLogic shall include in the Underwritten Shelf Takedown all such Registrable Securities with respect to which ContextLogic has received written requests for inclusion therein within three (3) Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade”) after the date that the Shelf Takedown Notice has been delivered.
Piggyback Registration
If ContextLogic at any time proposes to file a Registration Statement under the Securities Act or to conduct a public offering with respect to any offering of its equity securities subject to certain exceptions, then, no less than ten (10) Business Days prior to the proposed date of filing of such Registration Statement or, in the case of a Public
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 23

Offering under a Shelf Registration Statement, the anticipated pricing or trade date, ContextLogic shall give written notice (a “Piggyback Notice”) of such proposed filing or public offering to all Holders, and such Piggyback Notice shall offer the Holders the opportunity to register under such Registration Statement, or to sell in such public offering, such number of Registrable Securities as each such Holder may request in writing. Subject to Section 3.3.2 of the Registration Rights Agreement, ContextLogic shall include in such Registration Statement or public offering all such Registrable Securities that are requested to be included therein within five (5) Business Days after the receipt by such Holder of any such notice, subject to certain exceptions as discussed in more detail in the Registration Rights Agreement.
Voting Agreement
As contemplated by the Purchase Agreement, on the Closing Date, each of the Abrams Investors and BCP (together, the “Voting Entities”), entered into a voting agreement (the “Voting Agreement”). Pursuant to the Voting Agreement, each of the Voting Entities agreed, among other matters, to vote their shares of ContextLogic common stock: (i) to cause the board of directors of ContextLogic to be comprised of seven (7) directors at all times; (ii) for the election of two (2) individuals designated by the Abrams Investors to serve as directors on the Board (the “Abrams Nominees”), subject to certain conditions; (iii) for the election of two (2) individuals designated by BCP to serve as directors on the Board (the “BCP Nominees”), subject to certain conditions; (iv) for the election of any three (3) individuals, as each party may determine in its respective sole discretion, who qualify as independent directors to serve as directors on the Board; and (v) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in the removal of any Abrams Nominee from the Board without the prior written consent of the Abrams Investors or any BCP Nominee from the Board without the prior written consent of BCP.
24 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
This section provides an overview of the compensation awarded to, earned by, or paid to each person who served as our principal executive officer during 2025 and our next two most highly compensated executive officers in respect of their service to us for the fiscal year ended December 31, 2025 (or such shorter period of the named executive officer’s service), whom we refer to collectively as our “named executive officers” or “NEOs.”
Our “named executive officers” for 2025 were:
•	Mark Ward, our President(1)
•	Rishi Bajaj, our former Chief Executive Officer(2);
•	Michael Scarola, our former Chief Financial Officer(3); and
•	Brett Just, our former Chief Financial Officer(4).
(1)	Mr. Ward was appointed as our President effective December 7, 2025.
(2)	Mr. Bajaj was appointed as our Chief Executive Officer effective April 19, 2024, and terminated his employment on December 7, 2025.
(3)	Mr. Scarola was appointed as our Chief Financial Officer effective June 30, 2025, and terminated his employment on December 7, 2025.
(4)	Mr. Just was appointed as our Chief Financial Officer effective April 19, 2024, and terminated his employment on June 30, 2025.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 25

Summary Compensation Table For 2025
The following table sets forth information concerning the total compensation awarded to, earned by, or paid to our named executive officers for the year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(6)	Option Awards ($)	All Other Compensation ($)	Total ($)
Mark Ward(2) President	2025	—	—	—	—	—	—
Rishi Bajaj(3) Former Chief Executive Officer	2025	516,667	825,000	6,395,269	—	15,248	7,752,184
Michael Scarola(4) Former Chief Financial Officer	2025	237,727	—	161,669	—	108	399,504
Brett Just(5) Former Chief Financial Officer	2025	275,000	112,500	—	—	296,760	684,260

(1)
The amounts reported in this column reflect the grant date accounting value for equity awards granted during 2025 and may not correspond to the actual economic value that may be received by our named executive officers from the equity awards. In accordance with SEC rules, this column reflects the grant date fair value of stock awards, including restricted stock units (“RSUs”) granted to our named executive officers, calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 for stock-based compensation transactions. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K filed on March 5, 2026, for a discussion of all assumptions made by us in determining the grant date fair value of such awards. The grant date fair value of RSUs is calculated based on the closing price of a share of our common stock on the date of grant of the award.

(2)	Mr. Ward was appointed President on December 7, 2025. Mr. Ward does not receive compensation in respect of his service to us.
(3)
Mr. Bajaj is no longer serving as our Chief Executive Officer, effective as of December 7, 2025. Mr. Bajaj’s separation benefits are reflected in the Bonus ($825,000), Stock Awards ($6,395,269, as described in footnote (6) below), and All Other Compensation ($15,000 in legal fees and $248 in Company-paid life insurance premiums) columns. For additional detail, see “Employment Transitions in 2025” below.

(4)
Mr. Scarola is no longer serving as our Chief Financial Officer, effective as of December 7, 2025. Mr. Scarola did not receive standard severance under his employment agreement. Instead, he received full acceleration of his 23,740 unvested RSUs and a 22.5% interest in the RB Aggregator. All Other Compensation of $108 consists of Company-paid life insurance premiums. For additional detail, see “Employment Transitions in 2025” below.

(5)
Mr. Just is no longer serving as our Chief Financial Officer, effective as of June 30, 2025. The Bonus of $112,500 reflects a non-discretionary amount in connection with Mr. Just’s original employment agreement, representing a total of $450,000, paid out in four equal installments over quarterly vesting dates, subject to his continuous services with the Company in good standing at the time of vesting. The amount reported in the “All Other Compensation” column of $296,760 for Mr. Just consists of (i) a lump sum cash severance payment of $275,000, equal to six months of his base salary, and (ii) $21,760 in lump sum benefit premium payments, each pursuant to his severance and change in control agreement, which was payable in connection with a termination of employment not in connection with a change in control. For additional detail, see “Employment Transitions in 2025” below.

(6)
Amount reflects the aggregate grant date fair value of awards granted to Mr. Bajaj on, computed in accordance with ASC 718 consisting of: (a) P Units granted on March 6, 2025, with a grant date fair value of $6,055,269 based on the probable outcome of the performance conditions associated with such awards consisting of two tranches: (i) time-based vesting units with a grant date fair value of $1,521,984, and (ii) performance-based vesting units with a grant date fair value of $4,533,285: and (b) an additional 600,000 Class P Units granted to RB Strategic Holdings LP – Easter Series (the “RB Aggregator”), an entity established and controlled by Mr. Bajaj, on December 7, 2025, in connection with Mr. Bajaj’s separation from the Company, with a grant date fair value of $340,000. The grant date fair value of the March 6, 2025 P-Units, assuming all performance conditions are satisfied at maximum, is $6,055,269. The P-Units are structured as profits interests in ContextLogic Holdings, LLC, a subsidiary of ContextLogic Holdings Inc. The ASC 718 fair value reflects the expected economic benefit based on probability-weighted future liquidity scenarios. See Note 8 to our consolidated financial statements in our Annual Report on Form 10-K filed on March 5, 2026, for a discussion of all assumptions made by us in determining the grant date fair value of such awards.

26 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Narrative Disclosure to Summary Compensation Table
Base Salaries and Annual Incentive Opportunities
To maintain a competitive executive compensation program, we offer cash compensation in the form of annual base salaries to reward individual contributions and to compensate our executives for their day-to-day responsibilities. Our executive officers may also earn a cash bonus during the annual performance review cycle or at an earlier date in an amount determined solely by the Compensation Committee in its discretion.
Our Compensation Committee reviews the base salaries of our executive officers in connection with our annual performance review cycle. The base salaries of Messrs. Bajaj, Scarola, and Just were set by our Compensation Committee upon the appointment of each executive officer, taking into account previous experience, competitive market data and benchmarks, critically needed skills and expected future contributions, and which reflected their individual negotiation with us as part of their employment packages with us.
Our named executive officers’ 2025 base salaries were as follows: $550,000 for Mr. Bajaj; $450,000 for Mr. Scarola; and $550,000 for Mr. Just. Pursuant to Mr. Ward’s appointment letter, his role as President is in addition to his current duties as a member of the Board, and Mr. Ward has agreed not to receive any additional compensation or benefits of any kind in respect of such role.
In connection with his separation agreement, Mr. Bajaj also received an incentive bonus of $825,000, equal to 150% of Mr. Bajaj’s annualized year-end base salary, payable no later than March 15, 2026 which is included in the “Bonus” column of the Summary Compensation Table above.
Pursuant to Mr. Just’s original employment agreement, Mr. Just was entitled to a non-discretionary bonus totaling $450,000, paid out in four equal quarterly installments of $112,500 each, subject to his continuous services with the Company in good standing at the time of vesting. The $112,500 reflected in the “Bonus” column of the Summary Compensation Table above represents the final quarterly installment paid to Mr. Just in February 2025.
Equity Compensation
To focus our named executive officers on the achievement of our business objectives, a significant portion of their compensation may be equity-based. We utilize equity compensation, including RSU awards and profits interests, to motivate our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable long-term value for our stockholders. We believe that having a substantial portion of our named executive officers’ target total direct compensation tied to equity-based awards aligns more closely with our business strategy and the long-term interests of our stockholders. We believe that our named executive officers should share in the risk and rewards of our long-term performance, similar to our stockholders. For our executive officers, we may also grant discretionary performance-based awards, which we believe provide greater incentive and retention objectives for them, as well as further aligning their interests with those of our stockholders.
In 2025, we used RSU awards and Class P Units as the equity compensation components of our executive compensation program. Mr. Scarola received RSUs under our 2020 Plan, and Mr. Bajaj received Class P Units structured as profits interests in ContextLogic Holdings, LLC.
Our RSU awards typically include a service-based vesting requirement, allowing them to serve as an effective retention tool while also motivating our named executive officers to work toward achieving our corporate objectives that we believe provide a meaningful return to our stockholders. Our Class P Units include both time-based and performance-based vesting conditions, as described below under “Class P Units.”
In granting equity awards, our Compensation Committee generally considers, among other things, the named executive officer’s cash compensation, the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, our financial results, our total annual equity budget and any share pool funding constraints, an evaluation of the expected and actual performance of each named executive officer, their individual contributions and responsibilities, the retention hold of their existing outstanding and unvested equity awards and how that hold lapses over time as the awards vest, and the recommendations of our then-current Chief Executive Officer (except with respect to his own equity awards).
During 2025, we granted RSUs to Mr. Scarola under our 2020 Plan.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 27

Mr. Scarola was granted an award of 23,740 RSUs on July 30, 2025, which vested fifty percent (50%) on November 15, 2025. The subsequent fifty percent (50%) of RSUs was accelerated upon Mr. Scarola’s termination on December 7, 2025.
Class P Units
On March 6, 2025 (the “Effective Award Date”), the Compensation Committee awarded Mr. Bajaj 2,372,216.60 Class P units (the “Class P Units”) in ContextLogic Holdings, LLC, consisting of (i) an award of 474,443.55 time-based Class P Units (the “Time Vesting Grant”), which would vest over time, in four (4) equal installments, subject to Mr. Bajaj’s continuous service, with 25% of the Time Vesting Grant vesting on the first anniversary of the Effective Award Date and an additional 25% on each anniversary thereafter; and (ii) an award of performance-based Class P Units (the “Performance Vesting Grant”), which would be earned and would vest based on the achievement of specified performance criteria, with 1,423,329.50 performance-based Class P Units eligible to vest if target performance is met and 1,897,773.05 performance-based Class P Units eligible to vest if maximum performance is met, subject to Mr. Bajaj’s continuous service through the four (4) year anniversary of the Effective Award Date. The treatment of the Class P Units in connection with Mr. Bajaj’s separation from employment are addressed in the Separation Agreement.
Health and Welfare Benefits
Our named executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and wellness benefits.
We design our employee benefits programs to be competitive in relation to the market as well as compliant with applicable laws and best practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws, practices, and the competitive market.
Retirement Benefits
In 2025, we did not offer a 401(k) plan for our employees. However, in 2026, we will be offering a Section 401(k) plan for our full-time employees, with a 3% company match contribution to participants. The Section 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), so that contributions to the plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn, and so that contributions made by us, if any, will be deductible by us when made. Additionally, the 401(k) plan allows for employee contributions to be made on an after-tax basis in the form of Roth contributions. These contributions are intended to qualify under Section 402A of the Code and are designated to grow with tax-free earnings and are distributed at retirement without triggering any future income tax liability.
We do not provide pension or other defined benefit plan arrangements for our named executive officers or other employees, nor do we provide any nonqualified defined contribution or other deferred compensation plans to any of our employees, except where required by local law.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our named executive officers except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. During 2025, none of our named executive officers, except Rishi Bajaj, received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual. During 2025, the Company reimbursed Mr. Bajaj for $15,000 in legal fees incurred in connection with the negotiation of his employment agreement.
28 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Outstanding Equity Awards at 2025 Fiscal Year-End Table
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025, including the number of shares subject to each award. The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested ($)
Rishi Bajaj	11/29/2023	—	—	—	—	—	—	—	—
	5/6/2024	—	—	—	—	—	—	—	—
	3/6/2025(1)	—	—	—	—	—	—	1,897,773	4,533,285
	12/7/2025(2)	—	—	—	—	—	—	600,000	340,000
Brett Just	3/15/2022	—	—	—	—	—	—	—	—
	5/10/2023	—	—	—	—	—	—	—	—
	5/6/2024	—	—	—	—	—	—	—	—

(1)
Amount reflects the grant date fair value of the performance-based Class P Units granted on March 6, 2025, computed in accordance with ASC 718 based on the probability-weighted future liquidity scenarios because the Class P Units are structured as profits interests in ContextLogic Holdings, LLC with no established mechanism to convert into shares of the Company’s common stock. Due to the nature of the Class P Units and the Complexity of the valuation methodology, which requires probability-weighting of multiple liquidity scenarios, the grant date fair value represents the value of such Class P Units as of the most recent practicable date, which was the grant date. The P-Units consist of two tranches: (i) time-based Class P Units with a grant date fair value of $1,521,984, and (ii) performance-based Class P Units with a grant date fair value of $4,533,285. The P-Units are structured as profits interests in ContextLogic Holdings, LLC, a subsidiary of ContextLogic Holdings Inc. Upon Mr. Bajaj’s termination of employment on December 7, 2025, the time-based Class P Units accelerated in accordance with the original grant terms. Following his termination of employment, Mr. Bajaj transferred all P-Units (both vested time-based and unvested performance-based) to RB Aggregator. The performance-based Class P Units remain subject to the original performance vesting conditions.

(2)
In connection with Mr. Bajaj’s separation from the Company, RB Aggregator was granted an additional 600,000 Class P Units in ContextLogic Holdings, LLC on December 7, 2025. The amount reported in the table reflects the grant date fair value of the Class P Units computed in accordance with ASC 718 based on the probability-weighted future liquidity scenarios because the Class P Units are structured as profits interests in ContextLogic Holdings, LLC with no established mechanism to convert into shares of the Company’s common stock. Due to the nature of the Class P Units and the complexity of the valuation methodology, which requires probability-weighting of multiple liquidity scenarios, the grant date fair value represents the value of such Class P Units as of the most recent practicable date, which was the grant date. These performance-based Class P Units will vest if the fair market value of a share of achieves $30 per share at any time between the grant date and December 31, 2030, based on a twenty (20) day average closing price of common stock. All of the units remain unvested.

Employment Arrangements with Named Executive Officers
Prior to their terminations of employment, we had entered into written employment offer letters with each of our named executive officers, other than Mr. Ward, who serves as President pursuant to an appointment letter and has agreed not to receive any compensation or benefits from the Company. We believe that these arrangements were necessary to secure the service of these individuals in a highly competitive job market. Each of these employment offer letters did not have a specific term, provided for “at will” employment (meaning that either we or the named executive officer could have terminated the employment relationship at any time, with or without cause, and with or without notice) and generally set forth the named executive officer’s initial base salary, eligibility to participate in our standard employee health and welfare benefit plans and programs, and included a recommendation for an equity award to be approved by our Compensation Committee or our Board of Directors. In addition, each of these employment offer letters required the named executive officer to execute our standard Proprietary (Confidential) Information and Invention Assignment Agreement.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 29

Severance Arrangements with Named Executive Officers
We entered into severance and change in control agreements with Mr. Just in connection with his appointment to Chief Financial Officer in April 2024 and with Mr. Scarola in connection with his appointment to Chief Financial Officer in June 2025.
The terms of the severance and change in control agreements are described below, as in effect prior to the named executive officer’s termination of employment, as applicable.
Termination Not in Connection with a Change in Control
If the employment of Messrs. Just and Scarola was terminated by the Company without cause or if such officer resigned for good reason, such officer was eligible to receive a lump sum cash payment equal to six months of their base salary, an additional lump sum cash payment equal to six months of their benefit premiums, and 12 months accelerated vesting of their time-based equity awards.
Termination in Connection with a Change in Control
If the employment of Messrs. Just and Scarola was terminated by the Company without cause or if such officer resigned for good reason, in either case within three months prior to or 12 months after a change in control, such officer would be eligible to receive a lump sum cash payment equal to 12 months of the officer’s base salary, an additional lump sum cash payment equal to 12 months of the officer’s benefit premiums, and full acceleration of the officer’s time-based equity awards.
For purposes of the severance and change in control agreements, the terms “cause,” “change in control,” and “good reason” have the following meanings:
“Cause” means an executive officer’s willful and intentional unauthorized use or disclosure of our confidential information or trade secrets which causes material harm, material breach of any agreement with us, material failure to comply with our written policies or rules, conviction of a felony, gross negligence or willful misconduct, continuing failure to perform assigned duties (other than as a result of a disability) or failure to cooperate in good faith with a governmental or internal investigation.
“Good Reason” means a material diminution in the nature or scope of the executive officer’s responsibilities, authority, powers, functions or duties, a material reduction in the executive officer’s base salary, or a requirement that the executive officer relocate more than 50 miles.
“Change in Control” means any person acquires ownership of more than 50% of our voting stock, a sale of all or substantially all of our assets, consummation of a merger of the Company with or into another entity if our capital stock represents less than 50% of the voting power of the surviving entity or its parent, or certain changes in the composition of our Board of Directors.
Employment Transitions in 2025
Effective June 30, 2025, Mr. Just no longer serves as an executive officer and received the severance payments and benefits set forth in his severance and change in control agreement for termination not in connection with a change in control, as described above.
Effective December 7, 2025, Messrs. Bajaj and Scarola no longer serve as our executive officers and received severance payments and benefits set forth in their respective separation agreements. Mr. Scarola did not receive the severance payments and benefits outlined in his original employment agreement and as provided above.
Mr. Bajaj received (i) his incentive bonus with respect to the Company’s 2025 fiscal year at an amount equal to $825,000, payable at the same time annual bonuses are paid to other senior executives of the Company, but in no event later than March 15, 2026; (ii) full vesting of a previously granted award of 474,443.55 time-based Class P Units in ContextLogic Holdings LLC; (iii) continued eligibility for vesting of a previously granted award of 1,897,773.05 performance-based Class P Units in ContextLogic Holdings LLC as if Mr. Bajaj had remained employed with the Company; and (iv) transfer by Mr. Bajaj of all of his Class P Units in ContextLogic Holdings LLC to the RB Aggregator, with immediate subsequent transfer of 50% of Mr. Bajaj’s economic interest in the RB Aggregator to individuals specified in the separation agreement, in the amounts set forth in the separation agreement. Additionally, subject to, and contingent upon, the closing of the US Salt transaction, the RB Aggregator
30 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

will be granted 600,000 Class P Units in ContextLogic Holdings LLC, which will vest if the fair market value of a share of common stock achieves $30 per share at any time, based on a twenty (20) day average closing price of common stock, between the grant date and December 31, 2030.
The separation agreement provides that in the event Mr. Bajaj breaches any of his continuing obligations under the separation agreement, including obligations regarding confidential information and non-disparagement, or if any of his representations and warranties are false or misleading, the incentive bonus and all Class P Units held by Mr. Bajaj or his permitted transferees (including the RB Aggregator) will be immediately and automatically terminated and forfeited for no consideration. The Company waived the application of the non-competition and non-solicitation restrictions under Section 9(b) of Mr. Bajaj’s employment agreement with respect to the period following the separation date. Mr. Bajaj remains subject to continuing obligations regarding confidential information and non-disparagement, and has agreed to a three-year cooperation obligation to furnish information and assistance as may reasonably be requested by the Company in connection with any claims, charges, or litigation, for which the Company will reimburse reasonable expenses and, for material time commitments, compensate Mr. Bajaj at an hourly rate of $264.42.
Mr. Scarola received (i) any accrued but unpaid base salary through December 7, 2025, (ii) any accrued and vested benefits provided under the Company’s employment benefit plans upon termination of employment, (iii) acceleration of vesting of all outstanding RSUs (23,740 RSUs with a vesting date fair value based on the closing price on the date of termination), and (iv) a 22.5% economic interest in the RB Aggregator.
Corporate Governance Policies
Insider Trading Policy, Derivative Securities and Hedging Transactions
We maintain an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to all employees, directors, officers and other covered persons, as well as the company. Our insider trading policy prohibits transactions by our directors, officers and other employees and their designees in publicly-traded options, such as puts and calls, and other derivative securities with respect to our Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, restricted stock units, restricted stock, stock appreciation rights, and other securities issued pursuant to our Company benefit plans or other compensatory arrangements with our Company are not subject to this prohibition. Our insider trading policy also prohibits our directors, officers, and other employees and their designees from pledging Company securities as collateral for loans. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Stock Ownership Guidelines and Requirements
We do not currently have any stock ownership requirements for our executive officers and the non-employee members of our Board of Directors, however, stock ownership is strongly encouraged.
Clawback Policy
Our named executive officers are subject to our clawback policy which, consistent with SEC rules, requires the reimbursement of certain incentive-based compensation in the event of a restatement of our financial statements due to material noncompliance with any financial reporting requirement under U.S. securities laws.
Equity Award Timing Policies and Practices
In response to Item 402(x)(1) of Regulation S K, we generally do not grant new awards of stock options, stock appreciation rights or similar option like instruments. All outstanding stock options were granted in prior fiscal years, and no new options were granted during the years ended December 31, 2025 or 2024. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to our disclosure of material nonpublic information. In the event we determine to grant new awards of such options in the future, we will evaluate the appropriate steps to take in relation to the foregoing. For fiscal year ended December 31, 2025, we did not grant stock options, stock appreciation rights or similar option like instruments to any NEO. The equity awards granted to our named executive officers during fiscal year 2025 consisted of (i) Class P Units (profits interests) in ContextLogic Holdings, LLC, a subsidiary of ContextLogic Holdings, Inc., granted to Mr. Bajaj on March 6, 2025 and December 7, 2025, and (ii) restricted stock units granted to Mr. Scarola on July 30, 2025.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 31

Pay Versus Performance Table
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last three completed fiscal years. In determining the “compensation actually paid” to our named executive officers (our “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in each such previous year, as the valuation methods for this disclosure under Item 402(v) differ from those required in reporting the compensation information in the Summary Compensation Table. For our NEOs other than our principal executive officer (our “PEO”), compensation is reported as an average. This disclosure has been prepared in accordance with Item 402(v) applicable to smaller reporting companies and does not necessarily reflect value actually realized by the NEOs or how the Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, the Compensation Committee does not use “compensation actually paid” as a basis for making compensation decisions. As permitted under the rules applicable to smaller reporting companies, we are including three years of data and are not including a peer group total stockholder return or company-selected measure, as contemplated under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for PEO ($)(1)			Compensation Actually Paid to PEO ($)(2)			Average Summary Compensation Table Total for Non-PEO NEOs($)(3)	Average Compensation Actually Paid to Non-PEO NEOs($)(4)	Value of Initial Fixed $100 Investment Based on:	Net Loss (in millions)($)(6)
	Mark Ward	Rishi Bajaj	Jun (Joe) Yan	Mark Ward	Rishi Bajaj	Jun (Joe) Yan			Total Shareholder Return(5)
2025	—	7,752,184	—	—	7,749,812	—	541,882	553,924	51.81	(29)
2024	—	986,019	1,287,898	—	1,083,801	989,249	1,163,159	1,066,207	48.05	(75)
2023	—	—	6,427,742	—	—	2,177,108	1,418,448	625,363	40.67	(317)

(1)	Our PEOs for each year are as follows:
2025: Mark Ward, Rishi Bajaj
2024: Rishi Bajaj, Jun (Joe) Yan
2023: Jun (Joe) Yan
(2)
In accordance with SEC rules, the following adjustments were made to determine the “compensation actually paid” to each person who served as our PEO during fiscal years 2025, 2024, and 2023, which consisted solely of adjustments to the PEOs’ equity awards:

		CEO
		2023	2024		2025
		Jun (Joe) Yan $	Jun (Joe) Yan $	Rishi Bajaj $	Rishi Bajaj $	Mark Ward $
	Summary Compensation Table Total	6,427,742	1,287,898	986,019	7,752,183	$0
Less:	Grant Date Fair Value of Stock and Option Awards in the Covered Year	-5,877,742	—	-292,686	-6,395,269	—
Plus:	Fair Value at Year-End of Unvested Stock and Option Awards Granted in the Covered Year*	+1,362,012	—	+392,668	+4,873,285	—
Plus:	Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year*	+868,073	—	—	+1,522,964	—
	Change in Fair Value of Unvested Stock and Option Awards Granted in Prior Years*	—	—	—	—
	Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year*	-602,977	-298,649	-2,200	-3,351	—
	Change in Fair Value of Stock and Option Awards from Prior Years that were Forfeited in the Covered Year*	—	—	—	—	—
=	Compensation Actually Paid	2,177,108	989,249	1,083,801	7,749,812	$0

*
All stock option valuations included in “Compensation Actually Paid” values were performed using the Black-Scholes option pricing model in a manner generally consistent with the process used to determine stock option grant fair values under ASC 718 (refer to our annual report for additional detail). All stock award valuations included in “Compensation Actually Paid” values were performed using the closing price of the Company’s common stock, except for the Class P Units, which were valued using the ASC 718 fair value based on probability-weighted future liquidity scenarios because the Class P Units are structured as profits interests in ContextLogic Holdings, LLC with no established mechanism to convert into shares of the Company’s common stock.

32 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

(3)	Our non-PEO NEO’s for each year are as follows:
2025: Michael Scarola, Brett Just
2024: Brett Just, Vivian Liu, and Joanna Forster
2023: Vivian Liu and Mauricio Monico
(4)
In accordance with SEC rules, the following adjustments were made to determine the “compensation actually paid” on average to our non-PEO NEOs during fiscal years 2025, 2024, and 2023, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

		Average of Other NEOs(2)
		2023 ($)	2024 ($)	2025 ($)
	Summary Compensation Table Total	1,418,448	1,163,159	541,882
Less:	Grant Date Fair Value of Stock and Option Awards in the Covered Year	-880,948	-170,379	-80,835
Plus:	Fair Value at Year-End of Unvested Stock and Option Awards Granted in the Covered Year*	+566,666	+30,302	+0
Plus:	Fair Value of Stock and Option Awards Granted in the Covered Year that Vested in the Covered Year*	+127,676	+41,928	+88,609
	Change in Fair Value of Unvested Stock and Option Awards Granted in Prior Years*	-494,118	0	0
	Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year*	-112,361	1,198	4,267
	Change in Fair Value of Stock and Option Awards from Prior Years that were Forfeited in the Covered Year*	—	—	—
=	Compensation Actually Paid	625,363	1,066,207	553,924

*
All stock option valuations included in “Compensation Actually Paid” values were performed using the Black-Scholes option pricing model in a manner generally consistent with the process used to determine stock option grant fair values under ASC718 (refer to our annual report for additional detail). All stock award valuations included in “Compensation Actually Paid” values were performed using closing price of the Company’s common stock, except for the Class P Units, which were valued using the ASC 718 fair value based on probability-weighted future liquidity scenarios because the Class P Units are structured as profits interests in ContextLogic Holdings, LLC with no established mechanism to convert into shares of the Company’s common stock.

(5)
An investment of $100 is assumed to have been made in our common stock as of December 31, 2022. Total Stockholder Return was calculated by multiplying the initial investment of $100 by the quotient of the closing price of our common stock on the last trading day of 2023, 2024, and 2025 divided by the closing price on December 31, 2022.

(6)	The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 33

Compensation Actually Paid and Total Stockholder Return
The following graph reflects the relationship between our PEO and average non-PEO NEO “compensation actually paid” versus the Company’s cumulative Total Stockholder Return, or TSR, assuming an initial fixed investment of $100 on December 31, 2022, for the fiscal years ended December 31, 2025, 2024 and 2023.

Compensation Actually Paid versus TSR 2023-2025
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$100
$75
$50
$25
$0
$8.0
$6.0
$4.0
$2.0
$0.0
2022
2023
2024
2025
$100
$41
$48
$52
$0.63
$2.18
$1.08
$1.07
$0.99
$7.75
$0.55
Ward
Bajaj
Avg. CAP to Other NEOs
Yan
TSR

Compensation Actually Paid and Net Income
The following graph reflects the relationship between our PEO and average non-PEO NEO “compensation actually paid” and the Company’s net income (loss) for the fiscal years ended December 31, 2025, 2024 and 2023.

Compensation Actually Paid versus Net Loss 2023-2025
Net Loss ($ Mil.)
Compensation Actually Paid ($ Mil.)
$400
$300
$200
$100
$0
-$100
-$200
-$300
-$400
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
$0.63
$2.18
$1.08
$1.07
$0.99
$7.75
$0.55
($317)
($75)
($29)
2023
2024
2025
Ward
Bajaj
Avg. CAP to Other NEOs
Yan
Net Loss

34 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

DIRECTOR COMPENSATION
2025 Director Compensation Table
The table below shows the total compensation that we paid to our non-employee directors who received compensation during 2025:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Ted Goldthorpe(3)(4)	—	—	—
Richard Parisi(5)(6)	81,290	303,458	384,748
Michael Farlekas	271,290	138,985	410,275
Marshall Heinberg(5)	81,290	296,507	377,797
Mark Ward(3)(4)	—	—	—
Jennifer Chou(3)	132,293	395,773	528,066
Elizabeth LaPuma(6)	213,790	138,985	352,775

(1)
The amounts in this column represent the cash compensation each director was paid during fiscal year 2025. In January 2025, Mr. Farlekas and Ms. LaPuma were paid their annual cash retainers for non-employee director service and retainers related to Committee service and Lead Independent Director service, as applicable, in accordance with our Non-Employee Director Compensation Plan. Messrs. Heinberg and Parisi elected to receive their 2025 annual cash retainers in the form of RSU awards (see footnote (5)). The cash compensation shown for Messrs. Heinberg and Parisi reflects only Transaction Committee fees, which were paid monthly in arrears through March 10, 2025 and were not subject to the RSU election. Ms. Chou joined the Board in March 2025, with her cash retainers pro-rated from the date of her appointment in accordance with our Non-Employee Director Compensation Plan. Cash compensation for each of Messrs. Farlekas, Heinberg, and Parisi also includes Transaction Committee fees of approximately $81,290, reflecting monthly fees of $35,000 paid in arrears from January 2025 through the dissolution of the Transaction Committee on March 10, 2025.

(2)
In accordance with SEC rules, this column reflects the grant date fair value of RSUs calculated in accordance with ASC Topic 718 for stock-based compensation transactions. See Note 8 to our consolidated financial statements within Item 8, “Financial Statements & Supplementary Data” in our Annual Report on Form 10-K filed on March 5, 2026, for a discussion of all assumptions made by us in determining the grant date fair value of such awards. The amounts for Messrs. Farlekas and LaPuma reflect their annual equity award. The amounts for Messrs. Heinberg and Parisi reflect their annual equity award and RSUs received in lieu of cash compensation pursuant to their elections under the Non-Employee Director Compensation Plan. The amount for Ms. Chou reflects her initial equity award granted in connection with her appointment to the Board and a pro-rated annual equity award. As of December 31, 2025, certain of our non-employee directors hold outstanding RSU awards under which the following number of units (convertible into shares of common stock) are issuable upon vesting: Mr. Farlekas – 20,775; Mr. Heinberg – 44,321; Ms. Chou – 56,701.

(3)	Messrs. Goldthorpe and Ward were appointed to our Board in March 2025. Ms. Chou was appointed to our Board in March 2025.
(4)	Messrs. Goldthorpe and Ward have waived all compensation and benefits of any kind in connection with their service.
(5)
Messrs. Heinberg and Parisi elected to receive their 2025 cash compensation in the form of RSU awards. The cash compensation shown reflects Transaction Committee fees, which were not subject to the RSU election.

(6)	Mr. Parisi and Ms. LaPuma resigned from our Board in April 2025.
Non-Employee Director Compensation
The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our Board.
Equity Compensation
Each of our non-employee directors is compensated with an initial equity award granted in connection with their entry onto the Board and subsequent annual grants of equity, both of which are granted under our 2020 Plan and are non-discretionary.
Annual Equity Award. Beginning on January 15, 2025, and continuing on each January 15th thereafter, each non-employee director was granted RSUs having an aggregate value of $150,000. The shares granted were determined based on the closing price of the Company’s common stock on the date of grant.
Initial Equity Award. On the date a non-employee director is elected or appointed to our Board of Directors, the director will be granted RSUs having an aggregate target value of $440,000.
The “grant date value” and the number of RSUs subject to each equity award to non-employee directors is determined by dividing the aggregate “grant date value” allocated to such RSUs by the volume weighted average price of the Company’s Class A Common Stock for the thirty (30) trading days prior to the date of grant, rounded down to the nearest whole share.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 35

Both grants will vest in full on the one-year anniversary of the date of grant as long as the non-employee director continues to serve on our Board of Directors through such date; provided, however, that vesting will be prorated on a monthly basis in connection with any termination of service prior to an annual vesting date. Notwithstanding the foregoing, upon the resignation or other termination of any non-employee director, the Board may in its discretion provide that all RSUs fully vest if it determines such is in the best interests of the Company.
Cash Compensation
Our non-employee directors will receive the following annual cash retainers:

Position	Cash Retainer Value
Lead Independent Director	$20,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Audit Committee Member	$10,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Member	$5,000
Non-Employee Director Service	$150,000

Annual Retainer. In January 2025, non-employee directors who did not elect to receive their cash retainers in RSUs were paid their annual retainers for non-employee director service and retainers related to Committee service and Lead Independent Director service, as applicable. Directors who elected to receive their cash compensation in RSUs were granted RSU awards in lieu of cash retainers (see “Equity Compensation” above). Non-employee directors appointed to the Board after January 1, 2025, received pro-rated retainers upon their appointment.
Our non-employee directors may elect to receive RSUs in lieu of any of the above described cash compensation; provided, however, that such an election is made during an open trading window and prior to December 31st of the year preceding the year in which the fees are earned. If a non-employee director elects to receive their annual retainer in RSUs, the grant would be subject to the non-employee director’s continuing service and the RSUs will vest in full on the one-year anniversary of the date of grant; provided, however, that if a non-employee director terminates service prior to such vesting date or ceases to provide services in their applicable role (e.g., as Lead Independent Director, Committee Chair or Committee service) but continues to serve as a member of our Board of Directors, as applicable, a pro-rated portion of the RSUs related to such non-employee director’s service and/or role, as applicable, will automatically vest upon the non-employee director’s termination of service or role, as applicable, equal to (i) the total number of RSUs subject to the award multiplied by (ii) a fraction, the numerator of which is the number of whole months since the date of grant and the denominator of which is 12. Notwithstanding the foregoing, upon the resignation or other termination of any non-employee director, the Board may in its discretion provide that all RSUs fully vest if it determines such is in the best interests of the Company.
Non-employee directors who are elected or appointed to the Board of Directors following January 1st of the applicable year will automatically be granted a pro-rated annual retainer on the date the non-employee director is elected or appointed to the Board of Directors, with the value of the annual retainers equal to (i) the grant date value of such annual retainers or RSUs, as elected, multiplied by (ii) a fraction, the numerator of which is the number of whole months remaining in the applicable calendar year the denominator of which is 12. If a non-employee director elects to convert their annual retainers to RSUs, the grant would be subject to the non-employee director’s continuing service and will vest in full on the one-year anniversary of the date of grant; provided, however, that if a non-employee director terminates service prior to such vesting date, a pro-rated portion of the RSUs will automatically vest in connection with such termination.
Transaction Committee Compensation. Beginning November 15, 2024, our Board of Directors established a special transaction committee (the “Transaction Committee”) and directors serving on the Transaction Committee received a monthly cash fee of $35,000 per month, payable in arrears, until the Transaction Committee was dissolved on March 10, 2025. The Transaction Committee members received a pro-rated portion of the cash fee for their service in March.
36 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

We will continue to reimburse our non-employee directors for their reasonable expenses incurred in connection with attending Board of Directors and Committee meetings, as well as reasonable expenses incurred in connection with continuing education programs focused on the Company’s business, industry, legal, and the ethical responsibilities of board members. Additionally, the equity awards described above will vest in full in the event of a “change in control” of the Company (as defined in our 2020 Plan).
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 37

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2025:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	468,064	15.03(2)	3,584,624(3)
Equity compensation plans not approved by stockholders(4)	64,935	25.85(2)	365,181
Total	532,999	16.95(2)	3,949,805

(1)
Includes the 2020 Stock Plan (the “2020 Plan”). The 2010 Stock Plan (the “2010 Plan”) was terminated following the completion of our initial public offering but continues to govern the terms of outstanding awards. Upon the expiration, forfeiture or cancellation of any stock-based awards granted under the 2010 Plan, an equal number of shares of common stock become available for grant under the 2020 Plan. The 2020 Employee Stock Purchase Plan was terminated on April 10, 2024. In connection with the Reorganization completed on August 6, 2025, ContextLogic Holdings Inc. assumed and continued the Company’s obligations under the 2010 Plan, the 2020 Plan, and the 2022 Inducement Plan, and all outstanding awards thereunder.

(2)
Does not take into account outstanding RSUs as these awards have no exercise price. As of December 31, 2025, all 365,181 outstanding stock options were fully vested with a weighted average exercise price of $16.95. There were no options granted during the years ended December 31, 2025 and 2024.

(3)
The number of shares reserved for issuance under our 2020 Plan will be increased automatically on the first business day of each of our fiscal years commencing in 2022 and ending in 2030, by a number equal to the lesser of: (a) 5% of the shares of common stock outstanding on the last business day of each prior fiscal year; or (b) the number of shares determined by our Board of Directors.

(4)
The ContextLogic Holdings Inc. 2022 Inducement Plan (the “2022 Plan”) is a non-shareholder approved plan which was adopted by our Board of Directors on January 27, 2022, when the Company’s common stock was listed on the Nasdaq Global Select Market. The 2022 Plan was originally adopted pursuant to Rule 5635(c)(4) of the Marketplace Rules of the Nasdaq Stock Market, LLC, which permits the issuance of securities without stockholder approval as an inducement of employment. Following the transfer of the Company’s common stock to the OTCQB Venture Market in June 2025, the 2022 Plan remains in effect and continues to govern its outstanding awards. Nonstatutory stock options, stock appreciation rights, restricted stock, and restricted stock units may be granted under the 2022 Plan to new employees of the Company. Our Board of Directors has authorized 900,000 shares of our common stock for issuance from the 2022 Plan. All option grants made pursuant to the 2022 Plan must have an exercise price per share of no less than 100% of the fair market value per share of our common stock on the grant date. Each option or other equity incentive award granted pursuant to the 2022 Plan will vest in installments over the recipient’s period of service with the Company.

38 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
The following table represents aggregate fees billed or to be billed to the Company for the years ended December 31, 2025 and 2024 for professional audit services and other services rendered to us by BPM LLP & PricewaterhouseCoopers LLP.

	Fiscal Year Ended December 31,
	2025	2024
Audit Fees(1)	$188,160	$817,500(2)
Audit Related Fees(3)	$49,467	65,000
Tax Fees(4)	—	—
All Other Fees(5)	$349,239	$4,140
Total Fees	$586,866	$886,640

(1)
Consists of fees billed for professional services rendered in connection with the annual audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports, professional consultations with respect to accounting matters, and services normally provided in connection with regulatory filings.

(2)
Total amount includes $550,000 billed by PricewaterhouseCoopers for their reviews of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the three months ended March 31, 2024 and for the three months ended June 30, 2024 prior to the appointment of BPM LLP as the Company’s independent registered public accounting firm and for their consent on the 10-K and $267,500 billed by BPM LLP in connection with the annual audit of our consolidated financial statements presented in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(3)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” Total amount for fiscal year ended December 31, 2025 and 2024 represents fees billed by BPM’s valuation team for additional support to the BPM audit team related to CEO compensation valuations and fees billed by PricewaterhouseCoopers LLP for the procedures performed in connection with the Asset Sale including review of the preliminary proxy statement filed with the SEC on March 5, 2024, respectively.

(4)	Represents fees for professional services provided in connection with tax advisory, compliance and planning.
(5)	Consists of all other fees billed for non-audit services rendered, including $280,000 billed by PricewaterhouseCoopers for their consent on various filings.
All fees described above were pre-approved by the Audit Committee.
Pre-approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered to the Company by the independent auditors. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services, and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual case-by-case basis before the independent auditor is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by the independent auditors is compatible with maintaining the principal accountant’s independence.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 39

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
The principal purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its Charter, which our Board of Directors adopted and which the Audit Committee reviews on an annual basis.
Our management is responsible for preparing our financial statements and our financial reporting process, including establishing and maintaining internal controls over financial reporting. BPM LLP, our independent registered public accounting firm for the year ended December 31, 2025, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.
The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (“10-K”).
The Audit Committee has also reviewed and discussed with BPM LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with BPM LLP those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including General Auditing Standards 1301, Communications with Audit Committees. Additionally, BPM LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with BPM LLP its independence from the Company and satisfied itself as to the independence of BPM LLP.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.
Submitted by the following members of the Audit Committee:
Jennifer Chou, Chair
Michael Farlekas
Marshall Heinberg
Paul S. Levy
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of ContextLogic Holdings Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

40 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

PROPOSAL 1
CORPORATE OPPORTUNITIES PROPOSAL
Background.
On December 7, 2025, our Board of Directors approved the Company’s entry into a Purchase Agreement (the “Purchase Agreement”) providing for the acquisition of US Salt Parent Holdings, LLC and related transactions (collectively, the “Transactions”).
In connection with the Transactions, the Board of Directors considered the investment and business activities of certain persons and entities that would, following the Transactions, be involved in the Company’s governance and capital structure, including Abrams Capital Management, LLC (“Abrams Capital”) and its affiliated investment funds, BC Partners Advisors L.P. and its affiliates, including BCP Special Opportunities Fund III Originations LP (collectively, “BC Partners”), and their respective affiliates, as well as all of their respective partners, principals, directors, officers, members, managers and employees, including any of the foregoing who serve as officers or directors of the Company (collectively, the “Exempted Persons”). Certain of the Company’s officers and directors have fiduciary and contractual duties to BC Partners and Abrams Capital and their affiliates. In particular, Mark Ward, the Company’s President and a Director on our Board, continues to be employed by BC Partners and Ted Goldthorpe is a Partner at BC Partners. Additionally, David Abrams is the Chief Executive Officer and Portfolio Manager of Abrams Capital and Raja Bobbili is a Managing Director and Investment Analyst at Abrams Capital.
Absent a specific waiver, under Delaware law, a corporation’s officers, directors and controlling stockholders generally may not take a business opportunity for themselves if (1) the corporation is financially able to exploit the opportunity, (2) the opportunity is within the corporation’s line of business, (3) the corporation has an interest or expectancy in the opportunity, and (4) by taking the opportunity, the officer, director, or controlling stockholder would be placed in a position inimical to his, her or its duties to the corporation. Section 122(17) of the Delaware General Corporation Law (the “DGCL”) permits a corporation to renounce, in advance through its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or classes or categories of business opportunities that are presented to the corporation or its officers, directors, or stockholders.
The Board of Directors recognized that, in the course of an Exempted Person’s duties to the Company, such Exempted Person may encounter business opportunities, investments, acquisitions, financings, partnerships, strategic transactions, or other ventures that may include the same or similar business activities or lines of business as, or that overlap with or compete with, the present or future potential business of the Company (collectively, “Alternative Opportunities”). The Board further acknowledged that the Exempted Persons engage in diverse and concurrent investment and business activities, and that an Exempted Person’s involvement in those activities is central to such person’s role and the willingness of affiliates of BC Partners and Abrams Capital to enter into the Transactions was predicated on the Board agreeing to renounce, with respect to the Exempted Persons, any interest or expectancy of the Company in any Alternative Opportunities. As a result, BC Partners and Abrams Capital or any of their affiliates may compete with the Company for opportunities in the same industries and sectors in which the Company may operate or pursue strategic initiatives. In addition, investment ideas and opportunities generated within BC Partners or Abrams Capital or any of their affiliates, including by Mr. Ward, may be suitable for both the Company and for BC Partners or Abrams Capital or any of their affiliates, and may be directed initially to BC Partners or Abrams Capital rather than to the Company.
After reviewing and discussing the benefits and drawbacks of renouncing the Company’s right to Alternative Opportunities pursuant to Section 122(17) of the DGCL and the circumstances surrounding the Transactions, the Board determined that it was in the best interests of the Company to renounce any interest or expectancy of the Company in any Alternative Opportunity that is available to, presented to, or acquired, created or developed by, or that otherwise comes into the possession of, any Exempted Person.
On December 7, 2025, the Board adopted resolutions (the “Waiver Resolutions”) approving a waiver of the Company’s corporate opportunity rights with respect to the Exempted Persons, pursuant to which (i) the Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company or any of its subsidiaries; (ii) the Company, on behalf of itself and its subsidiaries, renounced any interest or expectancy in Alternative Opportunities that are from time to time available to the Exempted Persons, even if any such opportunity is one that the Company or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so;
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 41

(iii) the Exempted Persons shall have no duty to communicate or offer any such Alternative Opportunity to the Company or its subsidiaries; and (iv) the Exempted Persons shall have the right to hold any such Alternative Opportunity for their own account and benefit, or to direct, recommend, assign, or otherwise transfer such Alternative Opportunity to persons or entities other than the Company or any of its subsidiaries.
The Waiver Resolutions do not apply to any Alternative Opportunity that is expressly offered in writing to an Exempted Person solely in his or her capacity as a director or officer of the Company. Notwithstanding the foregoing, the Waiver Resolutions provide that an Alternative Opportunity shall not be deemed to belong to the Company if such opportunity is one that the Company is not financially able, contractually permitted, or legally able to undertake, or that is from its nature not in the line of the Company’s business or of no practical advantage to it, or that is one in which the Company has no interest or reasonable expectancy. The Company anticipates that any potential opportunities that are sourced by the Company’s management team solely in their capacity as officers or directors of the Company will be first offered to the Company before being offered to BC Partners or Abrams Capital or their affiliates. In contrast, any opportunities sourced within BC Partners or Abrams Capital will be first offered to BC Partners or Abrams Capital or their affiliates, as applicable, before being offered to the Company; however, the Company’s officers and directors do not have an obligation to offer any such opportunities to the Company.
In adopting the Waiver Resolutions, the Board further resolved that the Company would, following consummation of the Transactions, seek to include a waiver of Alternative Opportunities, to the same extent as approved by the Board, in the Company’s Amended and Restated Certificate of Incorporation (the “Corporate Opportunity Amendment”) in connection with the votes to be solicited at the Company’s next annual meeting of stockholders. The Board does not believe that the Waiver Resolutions or the proposed Corporate Opportunity Amendment would materially affect the Company’s ability to pursue and complete its business strategy. While the Board expects that BC Partners and Abrams Capital will have priority over the Company with respect to opportunities that fall within their investment strategies and are sourced other than through being expressly offered in writing to an Exempted Person solely in his or her capacity as a director or officer of the Company, BC Partners, Abrams Capital and the Company’s management team have significant experience in identifying and executing multiple investment opportunities simultaneously, and the Company is not limited by industry or geography with respect to the investment opportunities it can pursue.
On March 27, 2026, our Board of Directors unanimously adopted a resolution approving, and recommending that our stockholders approve, the Corporate Opportunity Amendment.
Purpose of the Amendment.
The Corporate Opportunity Amendment would memorialize in the Company’s Amended and Restated Certificate of Incorporation the substance of the Waiver Resolutions that are currently in effect to exempt the Exempted Persons from the doctrine of corporate opportunity, or any other analogous doctrine. In the absence of the Corporate Opportunity Amendment, however, the Waiver Resolutions would continue to exempt the Exempted Persons from the doctrine of corporate opportunity, or any other analogous doctrine. As a result, the Corporate Opportunity Amendment would memorialize the terms of the Waiver Resolutions in the Company’s certificate of incorporation by acknowledging that none of the Exempted Persons have any duty to refrain from directly or indirectly (x) engaging in a business opportunity in the same or similar business activities or lines of business in which the Company or any of its subsidiaries now engages, engages in the future or proposes to engage, (y) making investments in any kind of property or other interests in which the Company makes or may make investments, or (z) otherwise competing with the Company or any of its subsidiaries. In addition, consistent with the Waiver Resolutions, the Corporate Opportunity Amendment would renounce any interest and expectancy in any Alternative Opportunity that an Exempted Person acquires knowledge of that may be a corporate opportunity of the Company or its subsidiaries (other than an Alternative Opportunity that is expressly offered to an Exempted Person solely in his or her capacity as a director or officer of the Company), and would provide that if an Exempted Person acquires knowledge of a matter which may be an opportunity in which the Company may have an interest (other than an Alternative Opportunity that is expressly offered to an Exempted Person solely in his or her capacity as a director or officer of the Company), the Exempted Person will have no duty to communicate such opportunity to the Company and the Exempted Person will not have any liability to the Company or its stockholders for breach of such Exempted Person’s fiduciary duties.
42 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Timing and Effect of the Amendment.
The Corporate Opportunity Amendment would be reflected in a new Article XV to our Charter, in the form shown as Appendix A to this proxy statement.
Vote Required
Assuming that a quorum is present, approval of the Corporate Opportunities Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of ContextLogic common stock entitled to vote thereon.
If such required vote is not achieved, the Company’s certificate of incorporation will not be amended to add the Corporate Opportunity Amendment but the Waiver Resolutions will continue to exempt the Exempted Persons from the doctrine of corporate opportunity, or any other analogous doctrine, on the terms described above.
Recommendation of the ContextLogic Board of Directors
THE BOARD OF DIRECTORS OF CONTEXTLOGIC UNANIMOUSLY RECOMMENDS THAT
CONTEXTLOGIC STOCKHOLDERS VOTE “FOR” THE CORPORATE OPPORTUNITIES PROPOSAL.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 43

PROPOSAL 2
ELECTION OF DIRECTORS
The Board of Directors may establish the authorized number of directors from time to time by resolution. The Board of Directors currently consists of eight (8) members. Our directors hold office until their successors have been elected and qualified or appointed, or the earlier of their death, resignation or removal. The Board of Directors is divided into three classes with staggered three-year terms. Our Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws provide that only the Board of Directors can fill vacant directorships, subject to any special rights of holders of preferred stock. Any additional directorships resulting from an increase in the authorized number of directors would be distributed pro rata among the three classes so that, as nearly as possible, each class would consist of one-third of the authorized number of directors.
The following table sets forth the current members of the Board of Directors, the class to which he or she belongs and when such director’s term expires:

Class	Director	Term Expiration
I	Raja Bobbili	2026 Annual Meeting of Stockholders
I	Mark Ward	2026 Annual Meeting of Stockholders
II	Michael Farlekas	2027 Annual Meeting of Stockholders
II	Marshall Heinberg	2027 Annual Meeting of Stockholders
II	Paul S. Levy	2027 Annual Meeting of Stockholders
III	Ted Goldthorpe	2028 Annual Meeting of Stockholders
III	Jennifer Chou	2028 Annual Meeting of Stockholders
III	David Abrams	2028 Annual Meeting of Stockholders

On March 27, 2026, our Board of Directors nominated Raja Bobbili and Mark Ward for election as Class I directors at the Annual Meeting. If they are elected, they will serve on our Board of Directors until our 2029 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. The nominees for director at the Annual Meeting, their ages as of April 28, 2026, and their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board of Directors is set forth in this Proxy Statement under the heading ”Directors, Executive Officers, and Corporate Governance—Directors and Executive Officers.”
Vote Required
Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for director receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected and to being named in this proxy statement.
If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
Nominees for Class I Directors

Name	Age	Position(s) with ContextLogic Holdings Inc.
Raja Bobbili	38	Director Chairman Compensation Committee Member
Mark Ward	31	President Director

We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate
44 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted in their biographies.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING
CLASS I DIRECTOR NOMINEES: RAJA BOBBILI AND MARK WARD.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 45

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
The Audit Committee of our Board of Directors, after conducting a competitive process to evaluate and select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of our Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Vote Required
This proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires a “For” vote from the majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes, if any, are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Change in Independent Registered Accounting Firm
As previously disclosed, on March 26, 2026, the Audit Committee, after conducting a process to evaluate and select our independent registered public accounting firm for the fiscal year ending December 31, 2026, approved the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and approved the dismissal of BPM LLP as our independent registered public accounting firm. BPM LLP had served as our independent registered public accounting firm since 2024. On March 26, 2026, we filed a Current Report on Form 8-K disclosing this change.
The audit report of BPM LLP on our consolidated financial statements for the fiscal year ended December 31, 2025, did not contain an adverse opinion or a disclaimer of opinion, nor was the report on our consolidated financial statements qualified or modified as to uncertainty, audit scope or accounting principles.
In addition, in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2025, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between us and BPM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of BPM LLP, would have caused BPM LLP to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such year. During the fiscal year ended December 31, 2025, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
During our fiscal year ended December 31, 2025, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Deloitte & Touche LLP that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement or a reportable event (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).
46 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 47

PROPOSAL 4
ADVISORY APPROVAL OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2025
In accordance with SEC rules, stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025 as disclosed in this Proxy Statement. This is commonly referred to as a “Say on Pay” proposal and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather, the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
As described further in the “Executive Compensation” section of this Proxy Statement, including the “Narrative Disclosure of Summary Compensation Table,” the primary goals of our compensation programs are to fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers, reward the achievement of corporate goals, and align our executive officers’ long-term interests with those of our stockholders. We believe our compensation programs reflect a pay-for-performance philosophy that links potential significant compensatory rewards to achievement of corporate operating goals and increase in stockholder value.
Vote Required
A “For” vote from a majority of votes cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2025, as disclosed in this Proxy Statement. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
This Say on Pay vote is advisory, and therefore not binding on our Board of Directors or Compensation Committee. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, however, and will carefully review and consider the voting results when evaluating our executive compensation program. We expect that our next shareholder vote on a Say on Pay proposal will occur at our 2026 Annual Meeting of Stockholders.
Recommendation
The Board recommends that you vote in favor of the following resolution:
“RESOLVED, that the stockholders of ContextLogic Holdings Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the compensation tables and narrative discussion.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2025.
48 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

PROPOSAL 5
ADJOURNMENT PROPOSAL
Purpose of the Adjournment Proposal
Stockholders are being asked to approve a proposal that will give the ContextLogic board authority to adjourn the annual meeting one or more times if necessary to solicit additional proxies if there are insufficient votes to approve the Corporate Opportunities Proposal at the time of the annual meeting, or any adjournment or postponement thereof. If ContextLogic stockholders approve the Adjournment Proposal, ContextLogic could adjourn the annual meeting and use the additional time to solicit additional proxies, including soliciting proxies from ContextLogic stockholders that have previously returned properly executed proxies voting against the Corporate Opportunities Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if ContextLogic had received proxies representing a sufficient number of votes against the Corporate Opportunities Proposal such that the Corporate Opportunities Proposal would be defeated, ContextLogic could adjourn the annual meeting without a vote on the Corporate Opportunities Proposal and seek to convince the holders ContextLogic shareholders to change their votes to votes in favor of the Corporate Opportunities Proposal. Additionally, ContextLogic may seek to adjourn the annual meeting if a quorum is not present at the annual meeting.
Vote Required
Assuming that a quorum is present, to be approved, the Adjournment Proposal must receive more “For” votes than “Against” votes cast at the Annual Meeting.
Recommendation of the ContextLogic Board of Directors
THE BOARD OF DIRECTORS OF CONTEXTLOGIC UNANIMOUSLY RECOMMENDS THAT CONTEXTLOGIC STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders 49

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

April 28, 2026
50 ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders

Appendix A
ARTICLE XV
CORPORATE OPPORTUNITIES
(a) Scope. The provisions of this Article XV are set forth to define, to the fullest extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. “Exempted Persons” means each of Abrams Capital Management, LLC (“Abrams Capital”) and its affiliated investment funds, BC Partners Advisors L.P. and its affiliates, including BCP Special Opportunities Fund III Originations LP (collectively, “BC Partners”), and all of their respective affiliates (other than the Corporation and its subsidiaries) and all of their respective partners, principals, directors, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation. “Alternative Opportunities” means any business opportunities, investments, acquisitions, financings, partnerships, strategic transactions, or other ventures that may include the same or similar business activities or lines of business as, or that overlap with or compete with, the present or future potential business of the Corporation or any of its subsidiaries.
(b) Competition and Allocation of Corporate Opportunities. The Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries, making investments in any kind of property or other interests in which the Corporation makes or may make investments, or otherwise competing with the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, Alternative Opportunities that are from time to time available or presented to the Exempted Persons, even if the opportunity is in the line of business of the Corporation or its subsidiaries or is otherwise one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such Alternative Opportunity to the Corporation (and there shall be no restriction on the Exempted Persons using the general knowledge and understanding of the Corporation and the industry in which it operates which it has gained as an Exempted Person in considering and pursuing such opportunities or in making investment, voting, monitoring, governance or other decisions relating to other entities or securities) and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or stockholders for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such Alternative Opportunity, directs such Alternative Opportunity to another person or fails to present such Alternative Opportunity, or information regarding such Alternative Opportunity, to the Corporation or its subsidiaries, or uses such knowledge and understanding in the manner described herein. Each Exempted Person shall have the right to hold any such Alternative Opportunity for its own account and benefit, or to direct, recommend, assign, or otherwise transfer such Alternative Opportunity to persons or entities other than the Corporation or any of its subsidiaries. Notwithstanding the foregoing provisions of this Section (b) of Article XV, this Article XV shall not apply to any Alternative Opportunity that is expressly offered in writing to an Exempted Person solely in his or her capacity as a director or officer of the Corporation.
(c) Certain Matters Deemed Not Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article XV, a corporate opportunity shall not be deemed to belong to the Corporation if it is an Alternative Opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.
(d) Amendment of this Article. No amendment or repeal of this Article XV in accordance with the provisions of Article XI shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article XV shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Second Amended and Restated Certificate of Incorporation, the Corporation’s Bylaws or applicable law.
ContextLogic Holdings Inc. Proxy Statement and Notice of 2026 Annual Meeting of Stockholders A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96717-P51040 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTEXTLOGIC HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
2. To elect two Class I directors to serve on our Board of Directors until the 2029 Annual Meeting of Stockholders.	☐	☐	☐

Nominees:

01) Raja Bobbili
02) Mark Ward

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V96718-P51040

CONTEXTLOGIC HOLDINGS INC.
Annual Meeting of Stockholders
June 11, 2026 10:00 AM PDT
This proxy is solicited by the Board of Directors

If the undersigned is a registered stockholder, the undersigned hereby appoints Mark Ward and Marianne Lewis, and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of ContextLogic Holdings Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of ContextLogic Holdings Inc. to be held on June 11, 2026 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned's shares will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side